SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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The Diversified Investors Funds Group
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The Diversified Family of Funds
4 Manhattanville Road Purchase, New York 10577 April 8, 2002

Dear Shareholder:

          A Special Meeting of Shareholders of each Fund in the Diversified Family of Funds will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577 at 9:00 a.m. (New York time) on Tuesday, May 7, 2002.

          At the Meeting, you will be asked to elect Trustees of your Fund. You also will be asked to vote on a revised declaration of trust (or governing document), and, in certain cases, to authorize the Trustees to select new subadvisers to serve your Fund without shareholder approval. The enclosed proxy statement describes these items.

          If you cannot attend the Meeting, you may participate by proxy. After you have reviewed the enclosed materials, please cast your vote on the enclosed proxy card.

          Your vote on these matters is important. Please vote promptly by completing and signing the proxy card and returning it in the envelope provided.

          If you have any questions about the proposals to be voted on, or need help completing the proxy card, please call 1-800-926-0044.

          Thank you for your participation in the Meeting.

Sincerely,

/s/ Robert F. Colby

Robert F. Colby
Secretary

Notice of Special Meeting of Shareholders

To be held on May 7, 2002

          A Special Meeting of Shareholders of each Fund named below will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577 at 9:00 a.m. (New York time) on Tuesday, May 7, 2002. The Meeting will be held for the following purposes:
ITEM 1.	To elect a Board of Trustees.
ITEM 2.	To vote on an Amended and Restated Declaration of Trust.
ITEM 3.

To authorize the Board of Trustees to select investment subadvisers and enter into investment subadvisory agreements without obtaining shareholder approval (for shareholders of the Money Market Fund, Intermediate Government Bond Fund, Aggressive Equity Fund and International Equity Fund only).

ITEM 4.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

          The Board of Trustees unanimously recommends that you approve each nominee for Trustee and vote in favor of each other Item.

          Shareholders of record on March 8, 2002 are entitled to vote at the Meeting and at any adjournments thereof.

By order of the Board of Trustees

Robert F. Colby, Secretary
Diversified Investors Funds Money Market Fund High Quality Bond Fund	Stephens Fund Stephens Intermediate Bond Fund
Intermediate Government Bond Fund Core Bond Fund High-Yield Bond Fund	Strategic Allocation Funds Institutional Short Horizon Strategic Allocation Fund
Balanced Fund Stock Index Fund	Institutional Short/Intermediate Horizon Strategic Allocation Fund
Value & Income Fund Growth & Income Fund	Institutional Intermediate Horizon Strategic Allocation Fund
Equity Growth Fund Special Equity Fund	Institutional Intermediate/Long Horizon Strategic Allocation Fund
Aggressive Equity Fund International Equity Fund	Institutional Long Horizon Strategic Allocation Fund
Mid-Cap Growth Fund Mid-Cap Value Fund

April 8, 2002

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of the Funds named below to be used at a Special Meeting of Shareholders of each Fund to be held at 9:00 a.m. (New York time) on Tuesday, May 7, 2002 at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577 and at any adjournment thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting.

Funds Holding Special Meetings of Shareholders on May 7, 2002
Diversified Investors Funds Money Market Fund High Quality Bond Fund	Stephens Fund Stephens Intermediate Bond Fund
Intermediate Government Bond Fund Core Bond Fund High-Yield Bond Fund	Strategic Allocation Funds Institutional Short Horizon Strategic Allocation Fund
Balanced Fund Stock Index Fund	Institutional Short/Intermediate Horizon Strategic Allocation Fund
Value & Income Fund Growth & Income Fund	Institutional Intermediate Horizon Strategic Allocation Fund
Equity Growth Fund Special Equity Fund	Institutional Intermediate/Long Horizon Strategic Allocation Fund
Aggressive Equity Fund International Equity Fund	Institutional Long Horizon Strategic Allocation Fund
Mid-Cap Growth Fund Mid-Cap Value Fund

Shareholders of record at the close of business on March 8, 2002 are entitled to vote at the Meeting and have one vote for each share held. The number of shares of each Fund outstanding on March 8, 2002 is shown under "Fund Information" below.

A copy of your Fund's most recent annual report may be obtained without charge by written request to The Diversified Investors Funds Group, 4 Manhattanville Road, Purchase, New York 10577, or by calling the Funds toll free at 1-800-926-0044.

This proxy statement and the accompanying materials are being mailed by the Board of Trustees on or about April 8, 2002. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked prior to its exercise by a signed writing filed with the Funds' Secretary or delivered at the Meeting.

Vote Required

Shareholders of the Funds will vote together on Item 1, the election of Trustees. Each nominee for Trustee must be elected by a majority of the shares of the Funds that are present at the Meeting, in person or by proxy, and voting on this Item.

Item 2 must be approved by each Fund. Approval of Item 2 by a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund. The vote of a "majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

Only shareholders of the Money Market Fund, Intermediate Government Bond Fund, Aggressive Equity Fund and International Equity Fund will vote on Item 3. Approval of Item 3 as to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund.

The following table summarizes these voting requirements:
	Shareholders Entitled to Vote	Vote Required for Approval
Item 1 (Election of Trustees)	Shareholders of each Fund vote together	Each nominee must be elected by a majority of the shares of the Funds voted at the Meeting
Item 2 (Approval of amended and restated declaration of trust)	Shareholders of each Fund vote separately	Approved by a "majority of the outstanding voting securities" of each Fund
Item 3 (Approval of appointment of subadvisers)	Shareholders of the Money Market Fund, Intermediate Government Bond Fund, Aggressive Equity Fund and International Equity Fund vote separately	Approved by a "majority of the outstanding voting securities" of the relevant Fund

General Background

Each Fund is organized as a series of a business trust governed by Massachusetts law. As part of the same trust, the Funds share a common Board of Trustees and a common declaration of trust (or governing document). In this proxy statement, the Funds are asking their shareholders to elect Trustees and to approve a modernized declaration of trust for the Funds.

Each Fund other than the Strategic Allocation Funds and the Stephens Fund operates in a master/feeder structure, meaning that the Fund invests in securities through an underlying fund (or master fund) having similar investment objectives and policies. Like the Funds, the underlying master funds (other than the master fund underlying the Stock Index Fund) are organized as series of the same trust, and share a common Board of Trustees and declaration of trust. The master funds also have asked their shareholders (including the Funds) to elect Trustees and to approve a modernized declaration of trust. When you vote on the Funds' Trustees and declaration of trust, you will also be instructing the Funds how to vote on the corresponding matter affecting the master funds.

The Strategic Allocation Funds operate in a fund-of-funds structure, meaning that they invest in securities through certain of the other Funds listed in this proxy statement. Those other Funds invest through the master funds described above. The Stephens Fund invests directly in securities. Diversified Investment Advisors, Inc. is the investment adviser of the Strategic Allocation Funds, the Stephens Fund and each underlying master fund (other than the master fund underlying the Stock Index Fund.)

Shareholders of the Money Market Fund, Intermediate Government Bond Fund, Aggressive Equity Fund and International Equity Fund will be asked to approve the appointment of new subadvisers to serve the Funds without shareholder approval. Shareholders of the other Funds have already approved the appointment of subadvisers in this manner.

Please note that the master funds have shareholders besides the Funds. It is therefore possible that one or more matters affecting the master funds may not be approved by the master funds even if they are approved by the requisite Fund shareholders. It is also possible that a matter may be approved by the master funds even if it is not approved by Fund shareholders.

It is intended that the new Trustees will take office promptly following their election. The Funds' modernized declaration of trust will take effect promptly upon its approval. As noted above, the declaration must be approved by shareholders of each Fund. The procedure to appoint subadvisers without shareholder approval may be relied on as to a Fund as soon as it is approved by shareholders of that Fund.
ITEM 1.	TO ELECT A BOARD OF TRUSTEES.

At the Meeting, you will be asked to elect a Board of Trustees. Messrs. Lindsay, Mullin and Schlossberg and Ms. Norden are currently Trustees of the Funds and have served in that capacity continuously since originally elected or appointed. Mr. Schlossberg, who is one of Diversified Investment Advisors' representatives on the Board, is not seeking re-election as a Trustee and intends to resign from the Board as soon as practicable to pursue other activities with the adviser's affiliates. Mr. Kunkel, Chief Operating Officer of Diversified Investment Advisors, has been nominated to replace Mr. Schlossberg as one of the adviser's representatives on the Board.

All of the nominees were appointed by the current Trustees on February 12, 2002, subject to approval by the shareholders of the Funds. All of the nominees, other than Mr. Kunkel, currently are Trustees supervising the master funds. The current Trustees standing for re-election and the nominees for Trustee are listed in the table below.

Although different individuals currently serve on the Boards of the Funds and the master funds, the Boards have historically met together and review the same policy issues, contractual arrangements and other matters. The Trustees of the Funds and the master funds believe that it is no longer necessary to have separate Boards and that it would be more efficient if the same individuals serve on both Boards.

If, before the election, any nominee refuses or is unable to serve, proxies will be voted for a replacement nominee designated by the current Trustees. The current Trustees (other than Mr. Schlossberg, as noted above) will continue to serve as Trustees whether or not shareholders approve Item 1.

The Funds do not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

The following table presents certain information about the Trustees standing for re-election and the nominees for Trustee, including their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Diversified Investment Advisors they oversee, and other directorships they hold.

An asterisk in the table below identifies those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) of the Funds. Each Trustee noted as an interested person is interested by virtue of that individual's position with Diversified Investment Advisors described in the table below. None of the nominees, other than Mr. Kunkel, are interested persons. The address of each Trustee and nominee is 4 Manhattanville Road, Purchase, New York 10577.
Name and Age	Position Held and Length of Time Served	Principal Occupation during Past 5 Years and Other Directorships Held	Number of Investment Companies Associated with Adviser Overseen by Trustee or Nominee
Interested Persons Mark Mullin* Age: 38	Trustee since 1999	President and Chief Executive Officer, Diversified Investment Advisors (since April 1995).	61
Peter Kunkel* Age: 51	Nominee	Chief Operating Officer, Diversified Investment Advisors (since 1994).	0
Disinterested Persons Neal M. Jewell Age: 66	Nominee	Consultant (since 1995); Independent Trustee, EAI Select (a registered investment company) (since 1995).	16
Robert Lester Lindsay Age: 67	Trustee since 1993	Retired. Executive Vice President, The MONY Group, Inc. (an insurance company) (prior to July 1989).	45
Eugene M. Mannella Age: 48	Nominee	President, International Fund Services (mutual fund administration) (since August 1993).	16
Joyce Galpern Norden Age: 62	Trustee since 1993	Vice President, Institutional Advancement, Reconstructionist Rabbinical College (since September 1996).	45
Patricia L. Sawyer Age: 51	Nominee	President and Executive Search Consultant, Smith & Sawyer LLC (since 1990).	16

The Board of Trustees met four times during the Funds' last fiscal year. Mr. Schlossberg, who as noted above is not standing for re-election and intends to resign as a Trustee, attended 50% of the Board meetings during the Funds' last fiscal year. The Board has a standing audit committee currently composed of all of the Trustees who are not "interested persons" of the Funds as defined in the Investment Company Act of 1940. The audit committee met four times during the Funds' last fiscal year. The audit committee reviews the internal and external accounting and auditing procedures of the Funds and, among other things, considers the selection of the independent public accountants for the Funds, approves all significant services proposed to be performed by those accountants and considers the possible effects of the services on the independence of those accountants. The audit committee consists only of disinterested Trustees. The Board does not have a standing nominating or compensation committee.

The Funds' declaration of trust provides that the Funds will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Funds unless it is adjudicated that the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In the case of settlement or other disposition, indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

The master funds also intend to elect a Board of Trustees. All Trustees and nominees named in the table above are nominees for that Board. Messrs. Jewell, Mannella, Mullin and Schlossberg and Ms. Sawyer are currently Trustees of the master funds and have served in that capacity continuously since originally elected or appointed. As with the Funds' Board, Mr. Schlossberg is not seeking re-election as a Trustee of the master funds and intends to resign from the Board of the master funds as soon as practicable. Mr. Kunkel has been nominated to replace Mr. Schlossberg as one of the adviser's representatives on the master funds' Board. The remaining nominees, other than Mr. Kunkel, are currently Trustees of the Funds and were appointed by the master funds' Trustees on February 12, 2002, subject to approval by the master funds' shareholders. The Funds will cast their votes in the election of Trustees for the master funds in the same proportion as the votes cast at the Meeting by the Funds' shareholders on this Item 1. The percentage of the Funds' votes representing shareholders of the Funds not voting at the Meeting will be voted in the same proportion as the votes cast by shareholders of the Funds who do in fact vote. By voting in favor of a Trustee, you are authorizing the Funds to vote in favor of that same Trustee for the master funds.

Required Vote

The election of each Trustee will require approval by the holders of a majority of the outstanding shares of the Funds that are present at the Meeting, in person or by proxy, and voting on this Item. Shareholders of the Funds will vote together.

The Board of Trustees unanimously recommends that shareholders vote FOR the election of each nominee as a Trustee.
ITEM 2.	TO VOTE ON AN AMENDED AND RESTATED DECLARATION OF TRUST.

Each Fund, like other mutual funds, is subject to comprehensive federal laws and regulations, and in particular, the Investment Company Act of 1940. Each mutual fund is also subject to state law. The Funds are subject to Massachusetts law because they are series of an entity known as a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under a charter or organization document, usually called a declaration of trust, that sets forth various provisions relating primarily to the authority of the trust to conduct business and the governance of the trust. The Funds currently operate under such a declaration of trust.

At the Meeting, you will be asked to approve the amended and restated declaration of trust appearing as Appendix A to this proxy statement (referred to as the Restated Declaration). The Restated Declaration amends the Funds' existing declaration of trust (referred to as the Existing Declaration) in its entirety. The Trustees have approved the Restated Declaration and unanimously recommend that you approve it also.

The Restated Declaration gives the Trustees more flexibility and broader authority to act than the Existing Declaration. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner. Adoption of the Restated Declaration will not remove any of the protections of federal law or alter the Trustees' existing fiduciary obligations to act with due care and in the shareholders' best interests. Before utilizing any new flexibility that the Restated Declaration may afford, the Trustees must first consider the shareholders' interests and then act in accordance with those interests.

You should note that your Fund's investments and investment policies will not change by virtue of the adoption of the Restated Declaration.

The Restated Declaration makes a number of significant changes to the Existing Declaration. Certain of these changes give the Trustees greater flexibility and broader authority to act without shareholder approval. The most significant changes are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the Restated Declaration and the Existing Declaration. The following summary is qualified in its entirety by reference to the Restated Declaration itself in Appendix A. The attached Restated Declaration has been marked to show changes from the Existing Declaration.

Significant Changes

1.          Reorganizations. The Restated Declaration permits the Trustees, without shareholder approval, to change a Fund's form of organization, reorganize any Fund or class or the trust as a whole into a newly created entity or a newly created series of an existing entity, or to incorporate any Fund or class or the trust as a whole as a newly created entity. The Existing Declaration requires shareholder approval for these types of reorganizations.

Under certain circumstances, it may not be in the shareholders' interests to require a shareholder meeting to permit the trust or a Fund or class to reorganize into another entity or to incorporate. For example, in order to reduce the cost and scope of state regulatory requirements or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a Fund to domicile it in another state or to change its legal form. Under the Existing Declaration, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. The Restated Declaration gives the Trustees the flexibility to reorganize the trust or any of its Funds or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and the Funds operate under the most appropriate form of organization.

The Restated Declaration requires that shareholders receive written notification of any reorganization transaction.

The Restated Declaration does not permit the trust or any Fund or class to merge with or sell its assets to another operating entity without first obtaining shareholder approval. However, it would permit a reorganization with a newly created entity.

2.          Future Amendments. The Restated Declaration may be amended without shareholder approval in most cases. The Existing Declaration may be amended without shareholder approval in more limited circumstances. Under the Restated Declaration, shareholders generally have the right to vote on any amendment affecting their voting powers, on any amendment affecting the amendment provisions of the Restated Declaration, on any amendment required by law or by a Fund's registration statement to be approved by shareholders, and on any amendment submitted to shareholders by the Trustees. By allowing amendment of the Restated Declaration without shareholder approval, the Restated Declaration gives the Trustees the necessary authority to react quickly to future contingencies.

3.          Redemptions. The Restated Declaration permits the Trustees to require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees. The Existing Declaration permits the Trustees to redeem shares only when an account is worth less than a set minimum amount.

Under the Restated Declaration, the Trustees will be able to cause a shareholder's shares to be redeemed not only in order to eliminate small accounts for administrative efficiencies and cost savings, but also to protect the tax status of a Fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of a Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Restated Declaration to involuntarily redeem shares is subject to any applicable provisions under the Investment Company Act of 1940 or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntarily redemptions; however, the staff has granted enforcement no-action relief for involuntarily redemptions in limited circumstances.

Like the Existing Declaration, the Restated Declaration provides that redemption fees and back-end sales charges may be charged upon redemption.

4.          Investment in Other Investment Companies. The Existing Declaration permits the Funds to employ the two-tier, master/feeder structure and the Strategic Allocation Funds to employ the fund-of-funds structure. As noted above, each Fund other than the Strategic Allocation Funds and the Stephens Fund currently employs the master/feeder structure, meaning that the Fund invests its assets in a single investment company with a similar investment objective and similar policies. The Restated Declaration would permit each Fund to implement a fund-of-funds structure, in which a Fund is able to invest all or a portion of its assets in more than one investment company. Both the master/feeder and fund-of-funds structures attempt to achieve economies of scale and efficiencies in portfolio management by consolidating portfolio management with other investment companies, while permitting a Fund to retain its own characteristics and identity. Although the Trustees have no current intention of changing the structure of the Funds, the Restated Declaration would give the Trustees the flexibility to implement a fund-of-funds structure for a Fund in the event that they were to determine that such a structure was in the best interests of the Fund's shareholders.

Other Changes

Other changes to the Existing Declaration include:

1.          The Restated Declaration permits a Fund to enter into and amend advisory and subadvisory agreements without shareholder approval if permitted by applicable law. In certain circumstances shareholders approval of advisory and subadvisory agreements is not required. The Restated Declaration affords the full flexibility permitted by law in this regard.

2.          The Restated Declaration permits the Trustees, without shareholder approval, to terminate the trust, to designate or redesignate series, such as a Fund, to classify and reclassify classes and to make any other changes with respect to a series or class, including terminating a series or class, whether or not shares of the series or class are outstanding.

3.          The Restated Declaration explicitly permits mergers, reorganizations and similar transactions to be effected through a variety of methods, including share-for-share exchanges, transfers or sales of assets, shareholder in-kind redemptions and purchases, and exchange offers.

4.          The Restated Declaration provides for (i) the removal of any Trustee with or without cause at any time by the affirmative vote of two-thirds of the outstanding shares of the trust or for cause by a vote of two-thirds of the remaining Trustees and (ii) the automatic retirement of Trustees in accordance with any retirement or term limit policy set by the Trustees. The Existing Declaration does not refer to term limits for Trustees.

5.          The Restated Declaration permits electronic delivery to shareholders of notices and other information, and simplifies the information delivery requirements for shareholders in the same household. These provisions are intended to simplify administration of the Funds' affairs.

6.          The Restated Declaration confirms and clarifies various existing Trustee powers. For example, the Restated Declaration clarifies that, among other things, the Trustees may delegate authority to investment advisers and other agents, purchase insurance insuring Fund assets, employees, Trustees and others and invest Fund assets in all types of investments including derivatives. The Restated Declaration also provides that the Trustees may, but are not obligated to, employ a custodian for the safekeeping of Fund assets.

7.          The Restated Declaration provides that actions taken by the Trustees and officers are binding on all concerned.

8.          The Restated Declaration provides that shareholders of all Funds generally will vote together on all matters except when the Trustees determine that only shareholders of particular Funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by Fund or class.

9.          The Restated Declaration provides that except when a larger vote is required by applicable law or by any provision of the Restated Declaration or the by-laws, a majority of the shares voted in person or by proxy on a matter will decide that matter and changes the vote required to elect Trustees to a plurality vote. However, where any provision of law or of the Declaration requires that the holders of any Fund or class vote as a Fund or class, then a majority of the shares of that Fund or class voted on the matter will decide that matter insofar as that Fund or class is concerned.

10.          The Restated Declaration no longer has a provision relating to meetings called at the request of shareholders in order to remove Trustees because the provision simply mirrors a provision of federal law governing mutual funds.

11.          The Restated Declaration provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor. The effect of this change may be to discourage suits brought against the Funds by shareholders.

12.          The Restated Declaration permits a Fund or class to merge with or sell its assets to another operating entity by approval of a majority vote of the shareholders, as defined in the Restated Declaration, of the Fund or class. The Existing Declaration requires approval of such a transaction by two-thirds of the outstanding shares of the Fund or class in question unless the transaction is recommended by the Trustees, in which case a majority vote of shareholders is sufficient authorization.

The master funds, which also are governed by a declaration of trust, are proposing that their shareholders approve an amended and restated declaration of trust for the master funds that contains provisions similar to those of the Restated Declaration. The master funds have asked their shareholders, including the Funds, to vote on the restated declaration. Each Fund will cast its votes on the amended and restated declaration of trust of the master funds in the same proportion as the votes cast at the Meeting by that Fund's shareholders on this Item 2. The percentage of a Fund's votes representing that Fund's shareholders not voting at the Meeting will be voted in the same proportion as the vote cast by that Fund's shareholders who do in fact vote. By voting in favor of Item 2, you are authorizing your Fund to vote in favor of an amended and restated declaration of trust for the master funds.

Required Vote

For each Fund, the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of that Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of that Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of that Fund, is required to approve the Restated Declaration.

If the Restated Declaration is not approved by the requisite shareholders of each Fund, the Existing Declaration will remain in effect.

The Board of Trustees unanimously recommends that shareholders vote FOR the Amended and Restated Declaration of Trust.
ITEM 3.

TO AUTHORIZE THE BOARD OF TRUSTEES TO SELECT INVESTMENT SUBADVISERS AND ENTER INVESTMENT SUBADVISORY AGREEMENTS WITHOUT OBTAINING SHAREHOLDER APPROVAL (FOR SHAREHOLDERS OF THE MONEY MARKET FUND, INTERMEDIATE GOVERNMENT BOND FUND, AGGRESSIVE EQUITY FUND AND INTERNATIONAL EQUITY FUND ONLY).

As discussed above in the "General Background" section, each Fund other than the Strategic Allocation Funds and the Stephens Fund invests in securities through an underlying master fund having similar investment objectives and policies. Diversified Investment Advisors is the investment adviser of the master funds (other than the master fund underlying the Stock Index Fund) and manages the assets of those master funds under separate Investment Advisory Agreements with respect to each master fund. Under these Advisory Agreements, Diversified selects and employs one or more subadvisers for each master fund, subject to the review and approval of the master funds' Board of Trustees. The subadvisers make the day-to-day investment selections for each master fund consistent with the guidelines and directions set out by Diversified and the Board of Trustees. Diversified may terminate the services of any subadviser at any time. Under the Investment Company Act of 1940 (referred to as the 1940 Act), retaining the services of a new subadviser would require shareholder approval.

The 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. However, the master funds have received exemptive relief from the Securities and Exchange Commission from these shareholder approval requirements for investment subadvisers provided that certain conditions are met. Before a master fund may rely on this exemptive relief, the shareholders of the Fund that invests in the master fund must authorize the master fund's Board of Trustees to select investment subadvisers without obtaining shareholder approval. Shareholders of each Fund that invests through an underlying master fund other than the Money Market Fund, Intermediate Government Bond Fund, Aggressive Equity Fund and International Fund have approved the use of this exemptive relief.

If this Item 3 is approved by Fund shareholders, the Board of Trustees of the master funds would be able, without further shareholder approval, to appoint additional or replacement subadvisers for the master funds underlying the Money Market Fund, Intermediate Government Bond Fund, Aggressive Equity Fund and International Equity Fund so long as certain requirements are complied with. The Trustees of the master funds would not, however, be able to replace Diversified as investment adviser without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory contracts.

This Item 3 is intended to facilitate the efficient supervision and management of the subadvisers by Diversified and the Trustees of the master funds. Diversified continuously monitors the performance of the subadvisers and may from time to time recommend that the Board of Trustees replace a subadviser or appoint additional subadvisers, depending on Diversified's assessment of which subadviser or combination of subadvisers it believes will optimize that master fund's chances of achieving its investment objective. If Fund shareholders approve this proposal, the master funds underlying the Money Market Fund, Intermediate Government Bond Fund, Aggressive Equity Fund and International Equity Fund would no longer be required to call a shareholder meeting each time a new or replacement subadviser is appointed, and shareholders of the Money Market Fund, Intermediate Government Bond Fund, Aggressive Equity Fund and International Equity Fund would not be asked to vote on the new subadviser.

Shareholder meetings entail substantial costs which could diminish the benefits of the current subadvisory arrangements. These costs must be weighed against the benefits of shareholder scrutiny of proposed contracts with additional or replacement subadvisers. However, even in the absence of shareholder approval, any proposal to add or replace subadvisers would receive careful review. First, Diversified would assess the master fund's needs and, if it believed additional or replacement subadvisers could benefit the master fund, would search for available investment subadvisers. Second, any recommendations made by Diversified would have to be approved by a majority of the master funds' Trustees, including a majority of the disinterested Trustees. In selecting any new or replacement subadvisers, the Trustees are required to determine that an investment management agreement with the subadviser is reasonable, fair and in the best interests of the master fund and its shareholders, and that the fees provided in the agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Finally, any further appointments of additional or replacement subadvisers would have to comply with the conditions contained in the Securities and Exchange Commission exemptive order, which include that the master fund furnish to its shareholders (including the applicable Fund) certain information about the additional or replacement subadvisers.

Since the Money Market Fund, Intermediate Government Bond Fund, Aggressive Equity Fund and International Equity Fund each currently invests through a master fund, none of those Funds has entered into an investment advisory agreement with Diversified to manage the Fund's assets. However, if in the future the Funds were to change their investment structure to invest directly in securities, the Funds may, at that time, adopt the manager/subadviser structure employed by the master funds. A vote in favor of this Item by shareholders of these Funds will also authorize the Funds to rely on the exemptive relief if they invest directly in securities and adopt the manager/subadviser structure.

The Trustees believe that the proposed authority for the Boards of Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders is in the best interests of the shareholders of each of the Money Market Fund, Intermediate Government Bond Fund, Aggressive Equity Fund and International Equity Fund.

Required Vote

Only shareholders of the Money Market Fund, Intermediate Government Bond Fund, Aggressive Equity Fund and International Equity Fund vote on Item 3. For a Fund, the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of that Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of that Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of that Fund, is required to authorize the Trustees to authorize the use of the exemptive relief with respect to that Fund.

The Board of Trustees unanimously recommends that shareholders of the Money Market Fund, Intermediate Government Bond Fund, Aggressive Equity Fund and International Equity Fund vote FOR authorizing the Trustees to select investment subadvisers and enter into investment subadvisory agreements without obtaining shareholder approval.

***

Accountants

PricewaterhouseCoopers LLP served as the auditor for each Fund for the fiscal year ended December 31, 2001. Representatives from PricewaterhouseCoopers are not expected to attend the Meeting.

Audit Fees for the Funds

For the fiscal year ended December 31, 2001, the aggregate fees billed by PricewaterhouseCoopers for professional services rendered for the audit of each Fund's annual financial statements and for the review of each Fund's interim financial statements were $73,114.

Financial Information Systems Design and Implementation Fees

For the fiscal year ended December 31, 2001, no fees were billed by PricewaterhouseCoopers for financial information systems design and implementation services rendered to the Funds, Diversified and affiliates of Diversified that provided services to the Funds.

All Other Fees for the Funds, Diversified and Certain Affiliates of Diversified

For the fiscal year ended December 31, 2001, the aggregate fees billed by PricewaterhouseCoopers for non-audit services, including tax-related services, provided to the Funds, Diversified and affiliates of Diversified were $108,775.

Board Determinations

The Board of Trustees has considered whether the provision by PricewaterhouseCoopers of non-audit services, including tax-related services, is compatible with maintaining PricewaterhouseCoopers' independence.

Fund Information

This section provides certain information about the Funds, including information about the number of outstanding shares of each Fund, information about the Funds' Trustees and executive officers and the identity of shareholders holding 5% or more of the outstanding shares of any class of any Fund.

Shares Outstanding

As of March 8, 2002, the following number of shares of each Fund was outstanding:
	Class
Fund	Diversified	Stephens Institutional	Total Shares Outstanding
Money Market Fund	35,801,463.47	1,394,405.56	37,195,869.03
High Quality Bond Fund	10,428,310.02	N/A	10,428,310.02
Intermediate Government Bond Fund	10,368,963.428	N/A	10,368,963.428
Core Bond Fund	24,026,374.868	N/A	24,026,374.868
High-Yield Bond Fund	9,562,157.961	798,997.701	10,361,155.662
Balanced Fund	14,183,119.151	N/A	14,183,119.151
Stock Index Fund	21,181,416.75	N/A	21,181,416.75
Value & Income Fund	26,075,552.68	3,335,175.83	29,410,728.51
Growth & Income Fund	26,425,568.85	N/A	26,425,568.85
Equity Growth Fund	26,451,388.08	1,783,301.66	28,234,689.74
Special Equity Fund	17,431,396.836	2,061,451.280	19,492,848.116
Aggressive Equity Fund	18,102,377.449	N/A	18,102,377.449
International Equity Fund	21,825,009.294	875,840.846	22,700,850.140
Mid-Cap Growth Fund	573,120.39	N/A	573,120.39
Mid-Cap Value Fund	443,520.62	N/A	443,520.62
Stephens Intermediate Bond Fund	N/A	3,402,758.039	3,402,758.039
Institutional Short Horizon Strategic Allocation Fund	225,896.766	N/A	225,896.766
Institutional Short/Intermediate Horizon Strategic Allocation Fund	382,540.359	N/A	382,540.359
Institutional Intermediate Horizon Strategic Allocation Fund	8,505,048.445	N/A	8,505,048.445
Institutional Intermediate/Long Horizon Strategic Allocation Fund	1,548,420.908	N/A	1,548,420.908
Institutional Long Horizon Strategic Allocation Fund	1,032,440.033	N/A	1,032,440.033


Trustee Compensation

The following table shows the cash compensation paid to the Trustees for each Fund's most recent fiscal year and the total cash compensation paid to the Trustees and nominees by all funds associated with the Funds for those funds' most recent fiscal year. Mr. Mullin is not and, if elected, Mr. Kunkel will not be, compensated for his service as Trustee of the Funds or the master funds.

The Funds pay each Trustee who is not a director, officer or employee of the adviser or any of its affiliates an annual fee of $12,000, plus $1,500 for each Board of Trustees meeting, including each special Board meeting and each telephonic Board meeting in which that Trustee participates. In addition, the Funds reimburse these Trustees for travel and out-of-pocket expenses incurred in connection with Board meetings. For the fiscal year ended December 31, 2001, such expenses totaled $122.
Trustee or Nominee	Aggregate Compensation from Funds	Total Compensation from Funds Associated with Diversified
Interested Persons Mark Mullin
	$ 0	$ 0
Peter Kunkel	0	0
Disinterested Persons Neal M. Jewell	0	15,500
Robert Lester Lindsay	6,500	13,000
Eugene M. Mannella	0	15,500
Joyce Galpern Norden	6,500	13,000
Patricia L. Sawyer	0	15,500


Officers of the Funds

The following table presents certain information about the officers of the Funds, including their principal occupations for at least the past five years, although the titles may not have been the same throughout. The address of each of the officers is 4 Manhattanville Road, Purchase, New York 10577.
Name and Age	Position Held and Length of Time Served	Principal Occupation during Past 5 Years and Other Directorships Held	Number of Investment Companies Associated with Diversified Overseen by Officer
Mark Mullin Age: 38	President since 2002	President and Chief Executive Officer, Diversified (since April 1995).	61
Joseph Carusone Age: 36	Vice President since 2002	Vice President, Diversified (since December 1999); Vice President and Assistant Treasurer, Bank of New York (from 1993 to 1999).	61
Robert F. Colby Age: 46	Secretary since 1993	Vice President and General Counsel, Diversified (since January 1994).	61
John F. Hughes Age: 60	Assistant Secretary since 1993	Vice President and Senior Counsel, Diversified (since January 1994).	61


Mark Mullin, President of the Funds, is also a Trustee and President of the master funds and the Chief Executive Officer and President of Diversified Investment Advisors. Mr. Carusone, Vice President of the Funds, is also the Vice President of the master funds and a Vice President of Diversified. Robert Colby, Secretary of the Funds, is also the Secretary of the master funds, a Vice President and General Counsel of Diversified and Vice President and Assistant Secretary of Diversified Investors Securities Corp., the distributor of the Funds (referred to as DISC). John Hughes, Assistant Secretary of the Funds, is also the Assistant Secretary of the master funds, Vice President and Senior Counsel of Diversified and Assistant Secretary of DISC.

Each officer will hold his office until he resigns, he is terminated or his successor is elected or qualified.

Interests of Certain Persons

As of December 31, 2001and also as of March 8, 2002, no Trustee or nominee, and no officer, owned any shares of the Funds. In addition, no disinterested Trustee or nominee had any ownership interest in Diversified, DISC or any person directly or indirectly controlling, controlled by or under common control with Diversified or DISC as of December 31, 2001.

As of March 8, 2002, to the best of knowledge of the Trust, the following shareholders beneficially owned 5% or more of the outstanding shares of the Diversified Class of the following Funds. The address of each of the Diversified Investors Strategic Allocation Funds that is listed below is 4 Manhattanville Road, Purchase, New York 10577.
Fund	Names	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned
High Quality Bond Fund

Diversified Investors Short Horizon Strategic Allocation Fund

Diversified Investors Short/ Intermediate Horizon Strategic Allocation Fund

Diversified Investors Intermediate Horizon Strategic Allocation Fund

Diversified Investors Intermediate/ Long Horizon Strategic Allocation Fund

		1,163,028.653 684,901.857 1,841,827.341 1,019,088.762	11.15% 6.57% 17.66% 9.77%
Intermediate Government Bond Fund

Diversified Investors Short Horizon Strategic Allocation Fund

Diversified Investors Intermediate Horizon Strategic Allocation Fund

Diversified Investors Intermediate/ Long Horizon Strategic Allocation Fund

		1,216,786.437 987,383.487 1,121,355.21	11.73% 9.52% 10.81%
Core Bond Fund

Diversified Investors Short Horizon Strategic Allocation Fund

Diversified Investors Short/ Intermediate Horizon Strategic Allocation Fund

Diversified Investors Intermediate Horizon Strategic Allocation Fund

Diversified Investors Intermediate/ Long Horizon Strategic Allocation Fund

		1,651,912.398 1,538,897.551 4,478,688.694 2,433,809.591	6.88% 6.41% 18.64% 10.13%
High-Yield Bond Fund

Diversified Investors Short Horizon Strategic Allocation Fund

Diversified Investors Short/ Intermediate Horizon Strategic Allocation Fund

Diversified Investors Intermediate/ Long Horizon Strategic Allocation Fund

Diversified Investors Intermediate Horizon Strategic Allocation Fund

		788,528.061 946,642.879 2,320,045.293 2,545,456.572	8.25% 9.90% 24.26% 26.62%
Stock Index Fund	YKK (U.S.A.) Inc. 401(k) Investment Plan 3920 Arkwright Road, Suite 350 Macon, GA 31210 The East Jefferson General Hospital Savings Plan 4200 Houma Blvd. Metairie, LA 70006	1,210,833.2804 2,323,957.8414	5.71% 10.97%
Value & Income Fund	Diversified Investors Intermediate Horizon Strategic Allocation Fund	1,603,784.75	6.15%
	Diversified Investors Intermediate/ Long Horizon Strategic Allocation Fund	2,493,366.365	9.56%
	Diversified Investors Long Horizon Strategic Allocation Fund	1,756,252.94	6.74%
Growth & Income Fund	Diversified Investors Intermediate/ Long Horizon Strategic Allocation Fund	1,558,312.277	5.90%
Equity Growth Fund	Diversified Investors Intermediate/ Long Horizon Strategic Allocation Fund	1,411,891.031	5.33%
Special Equity Fund	Diversified Investors Intermediate Horizon Strategic Allocation Fund	1,081,168.119	6.20%
	Diversified Investors Intermediate/ Long Horizon Strategic Allocation Fund	1,700,659.115	9.76%
	Diversified Investors Long Horizon Strategic Allocation Fund	1,193,901.496	6.85%
International Equity Fund	Diversified Investors Intermediate Horizon Strategic Allocation Fund	1,346,400.94	6.17%
	Diversified Investors Intermediate/ Long Horizon Strategic Allocation Fund	2,113,106.559	9.68%
	Diversified Investors Long Horizon Strategic Allocation Fund	1,592,989.467	7.30%
Mid-Cap Growth Fund	CGI Key Employee Deferred Compensation Plan 100 South Missouri Avenue Clearwater, FL 33756	47,444.8050	8.28%
	City Park 401(k) Plan 325 Fifth Street San Francisco, CA 94107	45,323.3986	7.91%
	Eastern Bag & Paper Co., Inc. 401(k) Plan 200 Research Drive Milford, CT 06460	34,361.9852	6.00%
	Xcelecom 401(k) Savings Plan One Hamden Center, Fifth Floor 2319 Whitney Ave. Hamden, CT 06518	28,861.9790	5.04%
	Professional Engineering Consultants, P.A. 401(k) Retirement Plan 303 South Topeka Wichita, KS 67202	64,065.8970	11.18%
	Core Health Services, Inc. 401(k) Plan 21 Hampton Road, Suite 301 Exeter, NH 03833	95,276.0394	16.62%
Mid-Cap Value Fund	Kightlinger & Gray, LLP 401(k) Profit Sharing Plan 151 N. Delaware St., Suite 600 Indianapolis, IN 46204	55,485.9670	12.51%
	Choice USA Retirement Savings Plan 603 Groves Street, P.O. Box 40 Lowell, NC 28098-0040	36,799.8710	8.30%
	Professional Engineering Consultants, P.A. 401(k) Retirement Plan 303 South Topeka Wichita, KS 67202	33,254.0210	7.50%
Institutional Short Horizon Strategic Allocation Fund	Fabtech Industries, Inc. 401(k) Retirement Plan 1300 Post Oak Blvd., Suite 800 Houston, TX 77056	26,215.5512	11.61%
	Weil, Gotshal & Manges Section 401(k) Savings and Investment Plan 767 Fifth Avenue New York, New York 10153	21,522.7658	9.53%
	DAK Americas, LLC Savings and Investment Plan P.O. Box 2042 Wilmington, NC 28402	19,363.9921	8.57%
	Kinetic Concepts Retirement Savings Plan 8023 Vantage Drive San Antonio, TX 78230	21,083.8847	9.33%
	FHC Health Systems 401(k) Savings and Retirement Plan 240 Corporate Boulevard Norfolk, VA 23502	36,320.5080	16.08%
Institutional Short/Intermediate Horizon Strategic Allocation Fund	Weil, Gotshal & Manges Section 401(k) Savings and Investment Plan 767 Fifth Avenue New York, New York 10153	27,943.5290	7.30%
	Clarica U.S. Inc. 401(k) Savings Plan 700 South 7th Street Fargo, ND 58108	42,417.5541	11.09%
	DAK Americas, LLC Savings and Investment Plan P.O. Box 2042 Wilmington, NC 28402	65,342.8888	17.08%
	Integra Employees' 401(k) Plan 19545 NW Von Neumann Drive Suite 1900 Beaverton, OR 97006	175,478.3556	45.87%
	FHC Health Systems 401(k) Savings and Retirement Plan 240 Corporate Boulevard Norfolk, VA 23502	42,927.4230	11.22%
Institutional Intermediate Horizon Strategic Allocation Fund	Weil, Gotshal & Manges Section 401(k) Savings and Investment Plan 767 Fifth Avenue New York, New York 10153	1,090,991.7922	12.83%
	FHC Health Systems 401(k) Savings and Retirement Plan 240 Corporate Boulevard Norfolk, VA 23502	497,729.4630	5.85%
Institutional Intermediate/Long Horizon Strategic Allocation Fund	Fabtech Industries, Inc. 401(k) Retirement Plan 1300 Post Oak Blvd., Suite 800 Houston, TX 77056	173,614.8361	11.21%
	Clarica U.S. Inc. 401(k) Savings Plan 700 South 7th Street Fargo, ND 58108	502,502.1868	32.45%
	Kinetic Concepts Retirement Savings Plan 8023 Vantage Drive San Antonio, TX 78230	85,447.4423	5.52%
Institutional Long Horizon Strategic Allocation Fund	Fabtech Industries, Inc. 401(k) Retirement Plan 1300 Post Oak Blvd., Suite 800 Houston, TX 77056	200,448.2717	19.42%
	Weil, Gotshal & Manges Section 401(k) Savings and Investment Plan 767 Fifth Avenue New York, New York 10153	90,282.1585	8.74%
	Clarica U.S. Inc. 401(k) Savings Plan 700 South 7th Street Fargo, ND 58108	317,373.8266	30.74%

At March 8, 2002, all of the outstanding Stephens Institutional Class shares were owned in nominee name by Stephens Inc., Special Custody Account for the Exclusive Benefit of Customers, 111 Center Street, Little Rock, Arkansas.

Officers of Diversified Investment Advisors, Inc.

The following table lists the principal executive officer and directors of Diversified and their principal occupations. The address of each person listed is 4 Manhattanville Road, Purchase, New York 10577.

Officer	Principal Occupation during Past 5 Years
Mark Mullin	President and Chief Executive Officer, Diversified (since April 1995).
Peter Kunkel	Chief Operating Officer, Diversified (since 1994).
Joseph Carusone	Vice President, Diversified (since December 1999); Vice President and Assistant Treasurer, Bank of New York (from 1993 to 1999).
Robert F. Colby	Vice President and General Counsel, Diversified (since January 1994).
John F. Hughes	Vice President and Senior Counsel, Diversified (since January 1994).

The address of Diversified is 4 Manhattanville Road, Purchase, New York 10577.

Manner of Voting Proxies

If the enclosed proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If you do not give instructions your shares will be voted "for" the matters listed in the accompanying Notice of Special Meeting of Shareholders and "for" any other matters deemed appropriate. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the Secretary of the Funds or delivered at the Meeting.

The Funds know of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any other matters properly come before the Meeting, it is the Funds' intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

Quorum

The presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote is required to constitute a quorum for transacting business by that Fund at the Meeting. For the purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. As a result, abstentions and broker "non-votes" will have no effect on the outcome of Item 1 and will have the effect of a "no" vote for purposes of obtaining the requisite approval of Items 2 and 3.

Submission of Proposals

Each Fund is organized as a series of a Massachusetts business trust, and as such is not required to hold annual meetings of shareholders. However, meetings of shareholders may be held from time to time to consider such matters as changes in certain investment restrictions. Proposals of shareholders which are intended to be presented at future shareholders' meetings must be received by the Funds a reasonable time before the proxy solicitation is made.

Additional Information

In the event that a quorum for the transaction of business is not present in person or by proxy at the Meeting, the persons named as appointed proxies on the enclosed proxy card intend to vote in favor of one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. If a quorum is present but if nonetheless sufficient votes in favor of one or more of the proposals set forth in the Notice of Special Meeting are not received by the close of business on May 6, 2002, the persons named as appointed proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In that case, those persons named as appointed proxies will vote in favor of any such adjournment those proxies required to be voted in favor of the proposal for which further solicitation of proxies is made. They will vote against any such adjournment those proxies required to be voted against such proposal. The Meeting may be adjourned as to one or more Funds and as to one or more particular Items affecting any such Fund. The costs of any additional solicitation and of any adjournment session will be borne by the Funds.

The Funds' distributor is Diversified Investors Securities Corp., 4 Manhattanville Road, Purchase, New York 10577. The Funds' administrator and transfer agent is Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York, 10577.

It is important that proxies be returned promptly.

The Diversified Family of Funds

Diversified Investors Funds
Money Market Fund
High Quality Bond Fund
Core Bond Fund
High-Yield Bond Fund
Balanced Fund
Stock Index Fund
Value & Income Fund
Growth & Income Fund
Equity Growth Fund
Special Equity Fund
Aggressive Equity Fund
International Equity Fund
Mid-Cap Growth Fund
Mid-Cap Value Fund

Stephens Fund Stephens Intermediate Bond Fund
Strategic Allocation Funds Institutional Short Horizon Strategic Allocation Fund
Institutional Short/Intermediate Horizon Strategic Allocation Fund
Institutional Intermediate Horizon Strategic Allocation Fund
Institutional Intermediate/Long Horizon Strategic Allocation Fund
Institutional Long Horizon Strategic Allocation Fund

April 8, 2002

Appendix A

NOTE: This Declaration has been marked to show the changes that will be made if the Restated Declaration proposed in Item 2 is approved and adopted. Deleted text is marked through and added text appears in italics.

(cover page and table of contents omitted)

~~CONFORMED~~

AMENDED AND RESTATED

DECLARATION OF TRUST

OF

THE DIVERSIFIED INVESTORS FUNDS GROUP

Dated as of ~~April 23, 1993~~[Date]

          WHEREAS, ~~the Trustees desire~~The Diversified Investors Funds Group was established pursuant to ~~establish~~ a ~~trust~~Declaration of Trust dated [Date], as amended (the "Original Declaration"), for the investment and reinvestment of funds contributed thereto; ~~and~~

          WHEREAS, the Trustees desire that the beneficial interest in the ~~trust~~Trust assets continue to be divided into transferable Shares of Beneficial Interest (par value $~~0.00001~~.00001 per share)          ~~("Shares")~~           issued in one or more series, as hereinafter provided; ~~and~~

          WHEREAS, the Trustees wish to amend and restate the Original Declaration in its entirety, and hereby certify that this Amended and Restated Declaration of Trust has been amended and restated in accordance with the provisions of the Original Declaration;

          NOW THEREFORE, the Trustees hereby ~~declare~~confirm that all money and property contributed to the ~~trust established~~Trust hereunder shall be held and managed in trust for the benefit of holders, from time to time, of the Shares of Beneficial Interest (par value $.00001 per share) issued hereunder and subject to the provisions hereof, and that the Original Declaration, including all appendices, is amended and restated in its entirety as follows.

ARTICLE I

NAME AND DEFINITIONS

          Section 1.1. Name. The name of the ~~trust created hereby~~Trust is ~~"~~The Diversified Investors Funds Group~~"~~.

          Section 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings:

          (a)          "Administrator" means a party furnishing services to the Trust pursuant to any contract described in Section 4.3 hereof.

          (b)          "By-Laws" means the By-laws referred to in Section 3.9 hereof, as from time to time amended.

          (c)          "Commission" has the meaning given that term in the 1940 Act.

~~(d)          "Custodian" means a party employed by the Trust to furnish services as described in Article X of the By-Laws.~~

          (~~e~~d)          "Declaration" means this Amended and Restated Declaration of Trust, as amended from time to time. Reference in this Declaration of Trust to "Declaration~~"~~," "hereof~~"~~," "herein"~~,~~ and "hereunder" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

          (~~f~~e)          "Distributor" means a party furnishing services to the Trust pursuant to any contract described in Section 4.2 hereof.

          (~~g~~f)          "Interested Person" has the meaning given that term in the 1940 Act.

          (~~h~~g)          "Investment Adviser" means a party furnishing services to the Trust pursuant to any contract described in Section 4.1 hereof.

          (~~i~~h)          "Majority Shareholder Vote" has the same meaning as the phrase "vote of a majority of the outstanding voting securities" as defined in~~,~~ the 1940 Act, except that such term may be used herein with respect to the Shares of the Trust as a whole or the Shares of any particular series or class, as the context may require.

          (~~j~~i)          "1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, as amended from time to time, and as such Act or the Rules and Regulations thereunder may apply to the Trust or any series or class pursuant to any exemptive order or similar relief or interpretation issued by the Commission under such Act.

          (~~k~~j)          "Person" means and includes individuals, corporations, limited liability companies, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

          (~~l~~k)          "Shareholder" means a record owner of outstanding Shares.

          (~~m~~l)          "Shares" means the Shares of Beneficial Interest into which the beneficial interest in the Trust shall be divided from time to time or, when used in relation to any particular series or class of Shares established by the Trustees pursuant to Section ~~6.9~~6.11 hereof, ~~equal proportionate~~ transferable units into which such series or class of Shares shall be divided from time to time in accordance with the terms hereof. The term "Shares" includes fractions of Shares as well as whole Shares.

          (~~n~~m)          "Shareholder Servicing Agent" means a party furnishing services to the Trust pursuant to any shareholder servicing contract described in Section ~~4.4~~4.5 hereof.

          (~~o~~n)          "Transfer Agent" means a party furnishing services to the Trust pursuant to any transfer agency contract described in Section ~~4.4~~4.5 hereof.

          (~~p~~o)          "Trust" means the trust ~~created hereby~~hereunder.

          (~~q~~p)          "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees, including, without limitation, any and all property allocated or belonging to any series or class of Shares pursuant to Section 6.9 or Section 6.10 hereof.

          (~~r~~q)          "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder.

ARTICLE II

TRUSTEES

          Section 2.1. Number of Trustees. The number of Trustees shall be such number as shall be fixed from time to time by a majority of the Trustees~~, provided, however, that the number of Trustees shall in no event be less than three nor more than 15.~~.

          Section 2.2. Term of Office of Trustees. A Trustee may be elected either by the Shareholders of the Trust or, as provided in the Declaration and subject to the limitations of the 1940 Act, by the Trustees. Subject to ~~the~~all applicable provisions of ~~Section 16(a) of~~ the 1940 Act, ~~the~~a ~~Trustees~~Trustee shall hold office during the lifetime of this Trust and until its termination as hereinafter provided or, if sooner, until his or her death or the election and qualification of his or her successor; except that:

          (a)           any Trustee may resign his or her trust (without need for prior or subsequent accounting) by an instrument in writing signed by ~~him~~that Trustee and delivered to the ~~other Trustees~~Trust, which shall take effect upon such delivery or upon such later date as is specified therein;

          (b)           any Trustee may be removed ~~with cause,~~ at any time, for cause, by written instrument signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective;

          (c)           any Trustee who has attained a mandatory retirement age established pursuant to any written policy adopted from time to time by at least two -thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; ~~(d)~~

          (d)          any Trustee who has served to the end of his or her term of office established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;

          (e)          any Trustee who has become incapacitated by illness or injury, as determined by a majority of the other Trustees in their reasonable judgment, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his or her retirement; and

          (~~e~~f)           a Trustee may be removed at any ~~meeting of Shareholders~~time, with or without cause, by a vote of two -thirds of the outstanding Shares of the Trust.

          For the purposes of the foregoing clause (b), the term "cause" shall include, but not be limited to, willful misconduct, dishonesty, fraud, a felony conviction or failure to comply with such written policies as may from time to time be adopted by at least two -thirds of the Trustees with respect to the conduct of ~~Trustees~~Trustee and attendance at meetings.

          Upon the resignation, retirement or removal of a Trustee, or his or her otherwise ceasing to be a Trustee, ~~he~~that individual shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning, retiring or removed Trustee. Upon the incapacity or death of any Trustee, ~~his~~that Trustee's legal representative shall execute and deliver on his or her behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

          Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.

          Section 2.3. Resignation and Appointment of Trustees. In case of the declination, death, resignation, retirement~~,~~ or removal ~~or inability~~ of any of the Trustees, or in case a vacancy shall, by reason of an increase in number of Trustees, or for any other reason, exist, ~~a majority of~~ the remaining Trustees ~~shall~~may fill such vacancy by appointing such other individual as they in their discretion shall see fit. Any such appointment shall not become effective, however, until the person ~~named in the written instrument of appointment~~ appointed shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, removal or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, removal or increase in number of Trustees. The power of appointment is subject to ~~the~~all applicable provisions of ~~Section 16(a) of~~ the 1940 Act.

          Section 2.4. Vacancies. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any ~~one~~ of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of ~~this~~the Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.3, or while any Trustee is incapacitated, the other Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration, and only such other Trustees shall be counted for the purposes of the existence of a quorum or the taking of any action to be taken by the Trustees. A written instrument certifying the existence of such vacancy or incapacity signed by a majority of the Trustees shall be conclusive evidence of the existence thereof.

          Section 2.5. Delegation of Power to Other Trustees. Any Trustee may, by power of attorney, delegate his power for~~.~~ a period not exceeding six months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two Trustees personally exercise the powers granted to the Trustees under the Declaration except as otherwise expressly provided herein ~~otherwise expressly provided~~.

ARTICLE III

POWERS OF TRUSTEES

          Section 3.1. General. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without ~~the~~The Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

          ~~The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall not in any way be bound or limited by present or future laws or customs in regard to Trust investments, but shall have full authority and power to make any and all investment which they, in their uncontrolled discretion, shall deem proper to accomplish the purposes of this Trust.~~

          The Trust shall be of the type commonly called a Massachusetts business trust, and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

          The enumeration of any specific power herein shall not be construed as limiting the aforesaid power ~~.~~  or any other power of the Trustees hereunder. Such powers of the Trustees may be exercised without order of or resort to any court.

          Section 3.2. Investments. (a) The Trustees shall have the power:

          (i)          to conduct, operate and carry on the business of an investment company;

          (ii)          to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of securities of every nature and kind, U.S. and foreign currencies, any form of gold or other precious metal, commodity contracts, any form of option contract, contracts for the future acquisition or delivery of fixed income or other securities, ~~shares of, or any other interest in, any investment company as defined in the Investment Company Act of 1940, and securities and related derivatives~~derivative instruments of every ~~nature and~~ kind, "when-issued" or standby contracts, and all types of obligations or financial instruments, including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed or sponsored by any and all Persons, including, without limitation,

          (A)          states, territories and possessions of the United States and the District of Columbia and any political subdivision, agency or instrumentality of any such Person,

          (B)          the U.S. Government, any foreign government, or any political subdivision or any agency or instrumentality ~~of the U.S. Government, any foreign government or any political subdivision~~ of the U.S. Government or any foreign government,

          (C)          any international ~~or supranational~~ instrumentality,

          (D)          any bank or savings institution, or

          (E)          any corporation~~, trust, partnership~~ or ~~other~~ organization organized under the laws of the United States or of any state, territory or possession thereof, or under any foreign law;

~~or in "when issued" contracts for any such securities,~~ to retain Trust assets in cash and from time to time to change the ~~securities or obligations~~investments in which the assets of the Trust are invested; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments; and

          (iii)          to ~~hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies.~~

~~(iv)          to definitively interpret the investment objective, policies and limitations of the Trust or any series.(v)          to~~ carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, proper or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.

          (b)          The Trustees shall not be limited to investing in securities or obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

          (c)          Notwithstanding any other provision of ~~this~~the Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by ~~shareholders~~Shareholders to either invest all or a portion of the Trust Property of the Trust or, as applicable, the Trust Property of each series of the Trust, or sell all or a portion of ~~the~~such Trust Property and invest the proceeds of such sales, in ~~another~~one or more other investment ~~company that is registered under~~companies to the extent not prohibited by the 1940 Act.

          Section 3.3. Legal Title. Legal title to all Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person or nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each ~~Person~~person who may hereafter become a Trustee. Upon the resignation, retirement, removal or death of a Trustee, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

          Section 3.4. Issuance and Repurchase of Securities. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII, VIII and IX and Section 6.9 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds of the Trust or other Trust Property, whether capital or surplus or otherwise~~, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations~~.

          Section 3.5. Borrowing Money; Lending Trust Property. The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the Trust Property, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust Property.

          Section 3.6. Delegation~~; Committees~~. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees, any Investment Adviser, Distributor, custodian, agent or independent ~~contractors or agents~~contractor of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem appropriate or expedient.

          Section 3.7. Collection and Payment. Subject to Section 6.9 hereof, the Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

          Section 3.8. Expenses. Subject to Section 6.9 hereof, the Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees. ~~The Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate series for their expenses and disbursements and for all losses and liabilities by them incurred in administering the Trust; and for the payment of such expenses, disbursements, losses and liabilities, the Trustees shall have a lien on the assets belonging to the appropriate series prior to any rights of interests of the Shareholders thereto.~~

          Section 3.9. Manner of Acting; By-Laws. Except as otherwise provided herein, in the 1940 Act or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees at which a quorum ~~(as determined in the By-Laws)~~ is present, including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of the Trustees. The Trustees may adopt By-Laws not inconsistent with ~~this~~the Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws ~~to the extent such power is not reserved to the Shareholders~~at any time.

          Section 3.10. Miscellaneous Powers. ~~The~~ Without limiting the foregoing, the Trustees shall have the power to:

          (a)          employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

          (b)           enter into joint ventures, partnerships and any other combinations or associations; ~~(c) remove Trustees or fill vacancies in or add to their number,~~

          (c)          elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, in each case with or without cause, and appoint ~~from their own number,~~ and terminate~~,~~ any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;

          (d)           purchase, and pay for out of Trust Property, such insurance ~~policies insuring~~as they may deem necessary, advisable or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring present or former Shareholders, ~~the Administrator~~Administrators, Trustees, officers, employees, agents, ~~the~~ Investment ~~Adviser~~Advisers, ~~the Distributor~~Distributors, selected dealers or independent contractors of the Trust against possible tort liability and against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability;

          (e)           establish pension, profit-sharing, Share purchase, deferred compensation, and other retirement, incentive and benefit plans for any Trustees, officers, employees or agents of the Trust;

          (f)           to the extent permitted by law, indemnify any ~~person~~Person with whom the Trust has dealings, including any Investment Adviser, Administrator, ~~Custodian~~custodian, Distributor, Transfer Agent, Shareholder Servicing Agent~~,~~ and any dealer, ~~or any other agent or independent contractor,~~ to such extent as the Trustees shall determine;

          (g)           guarantee indebtedness or contractual obligations of others;

          (h)           determine and change the fiscal year of the Trust or any series thereof and the method by which its accounts shall be kept;~~.~~ and

          (i)           adopt a seal for the Trust, provided, that the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

~~Section 3.11. Principal Transactions. Except in transactions permitted by the 1940 Act, or any order of exemption issued by the Commission, the Trustees shall not, on behalf of the Trust, buy any securities (other than Shares) from or sell any securities (other than Shares) to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any Investment Adviser, Administrator, Shareholder Servicing Agent, Custodian (other than repurchase agreements), Distributor or Transfer Agent or with any Interested Person of such Person; but the Trust may, upon customary terms, employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian.~~

~~Section 3.12. Trustees and Officers as Shareholders. Except as hereinafter provided, no officer, Trustee or member of any advisory board of the Trust, and no member, partner, officer, director or trustee of the Investment Adviser, Administrator or of the Distributor, and no Investment Adviser, Administrator or Distributor of the Trust, shall take long or short positions in the securities issued by the Trust. The foregoing provision shall not prevent:~~

~~(a)          The Distributor from purchasing Shares from the Trust if such purchases are limited (except for reasonable allowances for clerical errors, delays and errors of transmission and cancellation of orders) to purchases for the purpose of filling orders for Shares received by the Distributor and provided that orders to purchase from the Trust are entered with the Trust or the Custodian promptly upon receipt by the Distributor of purchase orders for Shares, unless the Distributor is otherwise instructed by its customer;~~

~~(b)          The Distributor from purchasing Shares as agent for the account of the Trust;~~

~~(c)          The purchase from the Trust or from the Distributor of Shares by any officer, Trustee or member of any advisory board of the Trust or by any member, partner, officer, director or trustee of the Investment Adviser or of the Distributor at a price not lower than the net asset value of the Shares at the moment of such purchase, provided that any such sales are only to be made pursuant to a uniform offer described in the current prospectus or statement of additional information for the Shares being purchased; or~~

~~(d)          The Investment Adviser, the Distributor, the Administrator, or any of their officers, partners, directors or trustees from purchasing Shares prior to the effective date of the Trust's Registration Statement under the Securities Act of 1933, as amended, relating to the Shares.~~

ARTICLE IV

~~INVESTMENT ADVISER, DISTRIBUTOR, ADMINISTRATOR,~~
~~TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS~~

SERVICE PROVIDERS

          Section 4.1. Investment Adviser. Subject to ~~a Majority Shareholder Vote~~applicable requirements of the ~~Shares of each series affected thereby~~1940 Act, the Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts whereby the other party to each such contract shall undertake to furnish the Trust such management, investment advisory, statistical and research facilities and services, promotional activities, and such other facilities and services, if any, with respect to one or more series of Shares, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provision of the Declaration, the Trustees may delegate to the Investment Adviser authority (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of assets of the Trust or any series thereof on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any of such purchases, sales, loans or exchanges shall be deemed to have been authorized by all the Trustees. Such services may be provided by one or more Persons.

          Section 4.2. Distributor. ~~The~~ Subject to applicable requirements of the 1940 Act, the Trustees may in their discretion from time to time enter into one or more exclusive or non-exclusive distribution contracts providing for the sale of Shares of one or more series or classes whereby the Trust may either agree to sell the Shares to the other party to any such contract or appoint any such other party its sales agent for such Shares. In either case, any such contract shall be on such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the Declaration or the By-Laws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer ~~and sales~~agreements or agency agreements with ~~registered~~ securities dealers ~~and depository institutions~~or other Persons to further the purpose of the distribution or repurchase of the Shares. Such services may be provided by one or more Persons.

          Section 4.3. Administrator. The Trustees may in their discretion from time to time enter into one or more administrative services contracts whereby the other party to each such contract shall undertake to furnish such administrative services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the Declaration or the By-Laws.

          Section 4.4. Custodian. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party to each such contract shall undertake to furnish such custody services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the 1940 Act, the Declaration or the By-Laws. The Trustees may authorize any custodian to employ one or more sub-custodians from time to time to perform such of the services of the custodian as the Trustees shall from time to time consider desirable. Services described in this Section may be provided by one or more Persons.

          Section 4.5. Transfer and Shareholder Servicing Agents. The Trustees may in their discretion from time to time enter into one or more transfer agency or sub-transfer agency and shareholder servicing contracts whereby the other party to each such contract shall undertake to furnish such transfer agency and/or shareholder services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the Declaration or the By-Laws. Such services may be provided by one or more Persons.

          ~~Section 4.4. Transfer Agent and Shareholder Servicing Agents. The Trustees may in their discretion from time to time enter into one or more transfer agency and shareholder servicing contracts whereby the other party to each such contract shall undertake to furnish such transfer agency and/or shareholder services to the Trust or to shareholders of the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of this Declaration or the By-Laws. Such services may be provided by one or more Persons. Except as otherwise provided in the applicable shareholder servicing contract, a Shareholder Servicing Agent shall be deemed to be the record owner of outstanding Shares beneficially owned by customers of such Shareholder Servicing Agent for whom it is acting pursuant to such shareholder servicing contract.~~

          Section ~~4.5.~~ 4.6. Parties to Contract. Any contract of the character described in any Section ~~4.1, 4.2, 4.3 or 4.4~~ of this Article IV ~~or any Custodian contract as described in Article X of the By-Laws~~ may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, partner, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of any such contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections ~~4.1, 4.2, 4.3 and 4.4~~4.1 through 4.5 above ~~or any Custodian contract as described in Article X of the By-Laws~~, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section ~~4.5.~~4.6.

ARTICLE V

LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
TRUSTEES AND OTHERS

          Section 5.1. No Personal Liability of Shareholders~~, Trustees, etc~~. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust~~. No Trustee, officer or employee of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust and all such Persons shall look~~ solely ~~to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any~~by reason of being or having been a Shareholder~~, Trustee, officer or employee, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability~~. The Trust shall indemnify and hold each Shareholder and former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his or her being or having been a Shareholder (other than taxes payable by virtue of owning Shares), and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. The rights accruing to a Shareholder or former Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder or former Shareholder in any appropriate situation even though not specifically provided herein. The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust. Notwithstanding any other provision of ~~this~~the Declaration to the contrary, no Trust Property shall be used to indemnify or reimburse any Shareholder or former Shareholder of any Shares of any series other than Trust Property allocated or belonging to ~~that~~such series.

          Section 5.2. Non-Liability of Trustees~~, etc~~ and Others. No Trustee, officer ~~or~~, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust; and all Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent ~~thereof-~~of the Trust for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust)~~, or for any error of judgement or mistake of fact or law,~~ except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual's office.

          Section 5.3. Mandatory Indemnification~~; Insurance~~. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

          (i)          every person who is or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust~~, to the fullest extent permitted by law (including the 1940 Act) as currently in effect or as hereafter amended,~~ against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which ~~he~~that individual becomes involved as a party or otherwise by virtue of ~~his~~ being or having been a Trustee or officer and against amounts paid or incurred by ~~him~~that individual in the settlement thereof;

          (ii)          the words "claim~~"~~," "action~~"~~," "suit"~~,~~ or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

          (b)          No indemnification shall be provided hereunder to a ~~Trustee or officer~~Covered Person:

          (i)          against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that ~~he~~the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of ~~his~~that individual's office;

          (ii)          with respect to any matter as to which ~~he~~the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that ~~his~~that individual's action was in the best interest of the Trust; or

          (iii)          in the event of a settlement involving a payment by a Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (b) (i) or (b) (ii) above resulting in a payment by a ~~Trustee or officer~~Covered Person, unless there has been either a determination that such ~~Trustee or officer~~Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of ~~his~~that individual's office by the court or other body approving the settlement or other disposition or ~~by~~ a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that ~~he~~that individual did not engage in such conduct:

                    (~~a~~A)          by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                    (~~b~~B)          by written opinion of ~~independent~~ legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent.

~~(c)          Subject to the provisions of the 1940 Act, the Trust may maintain insurance for the protection of the Trust Property, its present or former Shareholders, Trustees, officers, employees, independent contractors and agents in such amount as the Trustees shall deem adequate to cover possible tort liability (whether or not the Trust would. have the power to indemnify such Persons against such liability), and such other insurance as the Trustees in their sole judgment shall deem advisable.~~

          (~~d~~c)          The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any ~~Trustee or officer~~Covered Person may now or hereafter be entitled, shall continue as to a ~~Person~~person who has ceased to be ~~such~~ a ~~Trustee or officer~~Covered Person and shall inure to the benefit of the heirs, executors and administrators of such ~~Person~~person. Nothing contained herein shall affect any rights to indemnification to which personnel ~~other than Trustees and officers~~, including Covered Persons, may be entitled by contract or otherwise under law.

          (~~e~~d)          Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the ~~recipient~~Covered Person to repay such amount if it is ultimately determined that ~~he~~the Covered Person is not entitled to indemnification under this Section 5.3, provided that either:

          (i)          such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

          (ii)          a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or ~~an independent~~ legal counsel selected as provided in Section 5.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the ~~recipient~~Covered Person ultimately will be found entitled to indemnification.

          As used in this Section 5.3 a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

          (e)          In making a determination under Section 5.3(b)(iii) as to whether a Covered Person engaged in the conduct described therein, or under Section 5.3(d)(ii) as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Disinterested Trustees or legal counsel making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office and has acted in good faith in the reasonable belief that the Covered Person's action was in the best interest of the Trust or series and its shareholders.

          Section 5.4. No Bond Required ~~of Trustees~~. No Trustee or officer shall be obligated to give any bond or other security for the performance of any of his or her duties hereunder.

          Section 5.5. No Duty of Investigation; Notice in Trust Instruments~~, etc~~. No purchaser, lender, Shareholder Servicing Agent, Transfer Agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or officers shall recite that the same is executed or made by them not individually, but as or on behalf of Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees, officers or Shareholders individually, but bind only the ~~trust~~Trust estate, and may contain any further recital ~~which they or he may deem~~deemed appropriate, but the omission of such recital shall not operate to bind any of the Trustees, officers or Shareholders individually. ~~The Trustees shall at all times maintain insurance for the protection of the Trust Property, Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.~~

          Section 5.6. Binding Action; Reliance on Experts~~, etc~~. The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder shall be binding upon everyone interested. The Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law. Each Trustee and officer or employee of the Trust shall, in the performance of his or her duties, be under no liability and fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon ~~an opinion~~advice of counsel, or upon reports made to the Trust by any of its officers or employees or by ~~the~~any Investment Adviser, the Distributor, Transfer Agent, custodian, any Shareholder Servicing Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

          Section 5.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any series or class thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or any series or class thereof would otherwise result, or if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration.

          Such demand shall be mailed to the Secretary of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any series or class thereof, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or any series or class thereof shall be subject to the right of the Shareholders under Section 6.8 of the Declaration to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.

ARTICLE VI

SHARES OF BENEFICIAL INTEREST

          Section 6.1. Beneficial Interest. The interest of the beneficiaries hereunder ~~may be~~is divided into transferable Shares of Beneficial Interest (par value $.00001 per share), which may be divided into one or more series and classes as provided in ~~Section~~Sections 6.9 and 6.10 hereof. ~~Each such series shall have such class or classes of Shares as the Trustees may from time to time determine.~~ The number of Shares authorized hereunder is unlimited. ~~The Trustees may divide or combine the Shares into a greater or lesser number, and may classify or reclassify any unissued Shares into one or more series or classes of Shares.~~ All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

          Section 6.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in the Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series or class of Shares. ~~Every~~ By becoming a Shareholder ~~by virtue of having become a~~each Shareholder shall be held expressly to have assented to and agreed to be bound by the ~~terms~~provisions of ~~this~~the Declaration ~~and to have become a party hereto~~. ~~The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust.~~

          Section 6.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and ~~the Shareholders~~each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

          Section 6.4. Issuance of Shares. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection~~,~~ with, the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares of the Trust or of any series or class into a greater or lesser number without thereby changing their proportionate beneficial interests in Trust Property allocated or belonging to such series or class. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or ~~fractions~~1/1,000ths of a Share or integral multiples thereof.

          Section 6.5. Register of Shares. A register or registers shall be kept at the principal office of the Trust or at an office of the Transfer Agent ~~(and/or any sub-transfer agent~~, which ~~may be a Shareholder Servicing Agent) which register or registers, taken together,~~ shall contain the names and addresses (which may be addresses for electronic delivery) of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register or registers shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to ~~him~~that Shareholder as provided herein or in the By-Laws ~~provided~~, until ~~he~~the Shareholder has given his or her address to the Transfer Agent~~, a sub-transfer agent,~~ or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

          ~~The Trust shall be entitled to treat the holder of record of any Share or Shares as the holder in fact thereof, and shall not be bound to recognize any equitable or other claim of interest in such Share or Shares on the part of any other person except as may be otherwise expressly provided by law.~~

          Section 6.6. Transfer of Shares. Shares shall be transferable on the records of the Trust ~~only by the record holder thereof or by his agent thereunto duly authorized~~ in ~~writing, upon delivery to~~accordance with policies established by the Trustees~~, the Transfer Agent or a sub-transfer agent, of a duly executed instrument of transfer, together with any certificate or certificates (if issued) for such Shares and such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required~~ from time to time. ~~Upon such delivery the transfer shall be recorded on the register of the Trust.~~ Until so transferred, the Shareholder of record shall be deemed to be the holder of such ~~record is made, the Shareholder of record shall be deemed to be the holder of such~~ Shares for all purposes hereunder ~~and neither the Trustees nor any Transfer Agent, a sub-transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer~~.

          ~~Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees, the Transfer Agent or a sub-transfer agent; but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent, sub-transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.~~

          Section 6.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given (i) if mailed, postage prepaid, addressed to any Shareholder of record at ~~his~~the Shareholder's last known address as recorded on the register of the Trust, (ii) if sent by electronic transmission to the Shareholder of record at the Shareholder's last known address for electronic delivery as recorded on the register of the Trust, (iii) if mailed or sent by electronic delivery to one or more members of the Shareholder's household in accordance with applicable law or regulation, or (iv) if otherwise sent in accordance with applicable law or regulation.

          Section 6.8. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees ~~as provided in Section 16 of the 1940 Act (or any other applicable current or successor provision)~~when that issue is submitted to Shareholders, ~~(ii)~~and for the removal of Trustees as provided in Section 2.2 hereof, (~~iii~~ii) with respect to any investment advisory or management contract ~~as provided in Section 4.1 hereof~~on which a shareholder vote is required by the 1940 Act, (~~iv~~iii) with respect to termination of the Trust or any series or class to the extent and as provided in Section 9.2 hereof, (~~v~~iv) with respect to any amendment of ~~this~~the Declaration to the extent and as provided in Section 9.3 hereof, (~~vi~~v) with respect to any merger, consolidation or sale of assets to the extent and as provided in ~~Sections~~Section 9.4 ~~and 9.6~~ hereof, (~~vii~~vi) ~~with respect to incorporation of the Trust or any series to the extent and as provided in Sections 9.5 and 9.6 hereof, (viii)~~          to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (~~ix~~vii) with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any ~~state~~other regulator having jurisdiction over the Trust, or as the Trustees may consider necessary or desirable.

          Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any series or class of Shares (but subject to applicable law), establish conditions under which the several series or classes shall have separate or no voting rights. Shares held in the treasury of the Trust shall not be voted. ~~Shares shall be voted by individual~~

          Except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, if any, a majority of the Shares entitled to vote and voted on the matter in person or by proxy shall decide any matter and a plurality shall elect a Trustee, provided that where any provision of law or of the Declaration requires that the holders of any series or class shall vote as a series or class, then a majority of the Shares of that series or class entitled to vote and voted on the matter shall decide that matter insofar as that series or class is concerned, and provided further that subject to applicable law, abstentions and broker non-votes shall not be counted as having been voted on the applicable matter.

          Shares of all series shall be voted in the aggregate on any matter submitted to a vote of the Shareholders of the Trust except as provided in Section 6.9(g) hereof. There shall be no cumulative voting in the election of Trustees. Until Shares are issued and during any period when no Shares are outstanding, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. At any meeting of ~~Shareholders~~shareholders of the Trust or ~~of~~ any series or class of the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and for which no voting instructions are ~~not otherwise represented in person or by proxy at the meeting~~received, proportionately in accordance with the votes cast by ~~beneficial owners~~holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for quorum purposes. The By-Laws may include further provisions for Shareholder votes and meetings and related matters.

          Section 6.9. Series ~~Designation~~of Shares. ~~As set forth in Appendix I hereto, the Trustees have authorized the division of~~ Shares of the Trust may be divided into series, ~~as~~the ~~designated~~number and relative rights, privileges and preferences of which shall be established ~~pursuant to~~and ~~this Section 6.9. The~~designated by the ~~provisions of Appendix I~~ Trustees, in their discretion, in accordance with the terms of this Section 6.9. The Trustees may from time to time exercise their power to authorize the division of Shares into one or more ~~additional~~ series~~, and the different series shall be established and designated, and the variations in the relative rights, privileges and preferences as between the different series shall be fixed and determined~~ by ~~the Trustees~~establishing and designating one or more series of Shares upon and subject to the following provisions:

          (a)          All Shares shall be identical (subject to such variations between classes of Shares as may be permitted in accordance with the terms of Section 6.10 hereof) except that there may be such variations ~~as shall be fixed and determined by the Trustees~~ between different series as ~~to purchase price, right of redemption and~~are approved by the ~~price, terms~~Trustees and ~~manner of redemption, and special and relative rights~~ as ~~to dividends and on liquidation~~are consistent with applicable law.

          (b)          The number of authorized Shares and the number of Shares of each series that may be issued shall be unlimited. The Trustees may classify or reclassify any Shares of any Series, including outstanding Shares, unissued Shares ~~or any~~and Shares previously issued and reacquired ~~of any series~~, into one or more series that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any series reacquired by the Trust at their discretion from time to time.

          (c)          All consideration received by the Trust for the ~~issuance~~issue or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income ~~and~~, earnings ~~thereon~~, profits ~~therefrom~~, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits~~,~~ and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them ~~to and~~ among any one or more of the series established and designated from time to time in such manner and on such basis as ~~the Trustees~~they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes. No ~~Shareholder~~holder of Shares of any particular series shall have any claim on or right to any assets allocated or belonging to any other series of Shares. No holder of Shares of any particular series shall be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series.

          (d)          The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the ~~Shareholders~~holders of all series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. Under no circumstances shall the assets allocated or belonging to any particular series be charged with liabilities~~, expenses, costs, charges or reserves~~ attributable to any other series. All Persons who have extended credit which has been allocated to a particular series, or who have a claim or contract which has been allocated to any particular series, shall look only to the assets of that particular series for payment of such credit, claim or contract.

          (e)          The power of the Trustees to invest and reinvest the Trust Property allocated or belonging to any particular series shall be governed by Section 3.2 hereof unless otherwise provided in the instrument of the Trustees establishing such series ~~which is hereinafter described~~.

          (f)          Each Share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally. Dividends and distributions on Shares of a particular series may be paid with such frequency as the Trustees may determine, which may be monthly or otherwise, pursuant to a standing ~~vote~~resolution or ~~votes~~resolutions adopted only once or with such frequency as the Trustees may determine, to the ~~Shareholders~~holders of Shares of that series only, from such of the income and capital gains, accrued or realized, from the assets belonging to that series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. ~~All~~ Subject to differences among classes, all dividends and distributions on Shares of a particular series shall be distributed pro rata to the ~~Shareholders~~holders of that series in proportion to the number and value of Shares of that series held by such ~~Shareholders~~holders at the date and time of record established for the payment of such dividends or distributions. Shares of any particular series of the Trust may be redeemed solely out of Trust Property allocated or belonging to that series. Upon liquidation or termination of a series of the Trust, Shareholders of such series shall be entitled to receive a pro rata share of the net assets of such series only.

          (g)          Notwithstanding any provision hereof to the contrary, on any matter submitted to a vote of the Shareholders of the Trust, all Shares of all series then entitled to vote shall be voted ~~by individual series~~in the aggregate, except that (i) when required by the 1940 Act to be voted ~~in the aggregate~~by individual series or class, Shares shall not be voted ~~by individual series~~in the aggregate, and (ii) when the Trustees have determined that ~~the~~a matter affects only the interests of Shareholders of ~~one or more~~particular series or classes of Shares ~~of a series~~, only Shareholders of such series or ~~class~~classes of Shares, as applicable, shall be entitled to vote thereon.

~~(h)          The establishment and designation of any series of Shares shall be effective upon the execution by a majority of the Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such instrument, or upon a resolution adopted by a majority of the Trustees and the execution by an officer of the Trust on behalf of the Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular series previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.~~

~~(i)          Notwithstanding anything in this Declaration to the contrary, the~~Section 6.10. Classes of Shares. The Trustees may, in their discretion, authorize the division of Shares of the Trust (or any series of the Trust) into ~~Shares of~~ one or more classes ~~or subseries~~, the number and relative rights, privileges and preferences of ~~such series~~which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of the 1940 Act. The number of Shares of each class that may be issued is unlimited, and the Trustees may classify or reclassify any Shares of any class, including outstanding Shares, into one or more classes that may be established and designated from time to time. All Shares of a class ~~or a subseries~~ shall be identical with each other and with the Shares of each other class ~~or subseries~~ of the Trust or the same series of the Trust (as applicable), except for such variations between classes ~~or subseries~~ as may be approved by the Board of Trustees and ~~be permitted under~~not prohibited by the 1940 Act ~~or pursuant to any exemptive order issued by the Commission~~.

          Section 6.11 Series and Class Designations. The establishment and designation of any series or class of Shares shall be effective (a) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series or class, (b) upon the vote of a majority of the Trustees as set forth in an instrument executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. The Trustees may at any time by an instrument executed by a majority of their number abolish any series or class and the establishment and designation thereof. Each instrument referred to in this paragraph shall be an amendment to the Declaration.

          The series of Shares existing as of the date hereof are set forth in Appendix A hereto.

          The classes of Shares of each series existing as of the date hereof are set forth in Appendix B hereto.

ARTICLE VII

REDEMPTIONS

          Section ~~7.1~~ 7.1. Redemptions. ~~In case any Shareholder at any time desires to dispose of his~~ All Shares~~, he may deposit his certificate or certificates therefor, duly endorsed~~ shall be redeemable based on a redemption price determined in ~~blank or accompanied by an instrument of transfer executed in blank, or if the Shares are not represented by any certificate, a written request or other such form of request as the Trustees may from time to time authorize, at the office of the Transfer Agent, the Shareholder Servicing Agent which is the agent of record for such Shareholder, or at the office of any bank or trust company, either in or outside of the Commonwealth of Massachusetts, which is a member of the Federal Reserve System and which the said Transfer Agent or the said Shareholder Servicing Agent has designated in writing for that purpose, together~~accordance with ~~an irrevocable offer in writing in a form acceptable to~~this Section 7.1 and Article VIII of the ~~Trustees to sell the~~Declaration. Redeemed Shares ~~represented thereby to~~may be resold by the Trust ~~at~~. The Trust shall redeem the ~~net asset value per Share~~Shares at the price determined as hereinafter set forth, upon acceptance of the appropriately verified application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose in the Trust's then effective registration statement under the Securities Act of 1933 and the 1940 Act. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, in the Trust's registration statement regarding the redemption of Shares. Shares shall be redeemed at the net asset value thereof next determined after acceptance of such request, less any applicable redemption fee or sales charge~~), next determined after such deposit as provided in Section 8.1 hereof~~. ~~Payment (which may be in cash or in kind) for said Shares shall be made to the Shareholder within seven days after the date on which the deposit is made, unless (i) the date of payment is postponed pursuant to Section 7.2 hereof, or (ii) the receipt, or verification of receipt, of the purchase price for the Shares to be redeemed is delayed, in either of which events payment may be delayed beyond seven days.~~

          Subject to Section 7.2 hereof, payment for said Shares shall be made to the Shareholder in cash or in property at such time and in such manner not inconsistent with the 1940 Act or other applicable law. Except as expressly determined by the Trustees, Shareholders shall not have the right to have Shares redeemed in-kind.

          Section ~~7.2~~ 7.2. Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment of the redemption proceeds ~~for~~of any series or class as permitted under the ~~whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary week-end and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (iv) during which the Commission for the protection of Shareholders by order permits the suspension of the right of redemption or postponement of the date of payment of the redemption proceeds; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii) or (iv) exist~~1940 Act. Such suspension shall take effect at such time as the Trust shall specify ~~but not later than the close of business on the business day next following the declaration of suspension~~, and thereafter there shall be no right of redemption or payment of the redemption proceeds until the Trust shall declare the suspension at an end~~, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive)~~. In the case of a suspension of the right of redemption, a Shareholder may either withdraw ~~his~~the Shareholder's request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

          Section 7.3. Redemption of Shares; Disclosure of Holding. The Trustees may, in their discretion, require the Trust to redeem Shares held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of Shares of any series has or may become concentrated in such Shareholder to an extent that would disqualify that series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to that Shareholder, (iv) the value of a Shareholder's Shares being less than a minimum amount established from time to time by the Trustees, (v) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular class of Shares, or (vi) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable series or class. The redemption shall be effected at the redemption price and in the manner provided in Section 7.1 hereof.

          The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (~~the "Code"~~or any successor statute), or to comply with the requirements of any other ~~authority~~law or regulation, and ownership of Shares may be disclosed by the Trustees if so required by law or regulation. ~~Upon the failure of a Shareholder to disclose such information and to comply with such demand of the Trustees, the Trust shall have the power to redeem such Shares at a redemption price determined in accordance with Section 7.1 hereof.~~

~~Section 7.4 Redemptions of Accounts of Less than Minimum Amount. The Trustees shall have the power, and any Shareholder Servicing Agent with whom the Trust has so agreed (or a subcontractor of such Shareholder Servicing Agent) shall have the power, at any time to redeem Shares of any Shareholder at a redemption price determined in accordance with Section 7.1 hereof if at such time the aggregate net asset value of the Shares owned by such Shareholder is less than a minimum amount as determined from time to time and disclosed in a prospectus of the Trust or in the Shareholder Servicing Agent's (or sub-contractor's)          agreement with its customer. A Shareholder shall be notified that the aggregate value of his Shares is less than such minimum amount and allowed 60 days to make an additional investment before redemption is processed.~~

ARTICLE VIII

DETERMINATION OF NET ASSET VALUE,
NET INCOME AND DISTRIBUTIONS; REDUCTION IN SHARES

~~(a)          The Trustees may from time to time declare and pay dividends and other distributions.~~ The Trustees, in their absolute discretion, may prescribe and shall set forth in the By-~~Laws~~laws or in a duly adopted vote ~~or votes~~ of the Trustees such bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions, as they may deem necessary or desirable. With respect to any series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of outstanding Shares of the series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, so as to maintain the net asset value per Share of such series at a constant dollar amount.

~~(b)          Dividends and other distributions may be declared pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that series or class thereof, as appropriate, at the election of each Shareholder of that series or class. All dividends and distributions on Shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number of Shares of that series held by such payment of such dividends or distributions, except that such dividends and distributions shall approximately reflect expenses allocated to a particular class of such series.~~

~~(c)          Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute a "stock dividend" pro rata among the Shareholders of a particular series or of a class thereof as of the record date of that series.~~

ARTICLE IX

DURATION; TERMINATION OF TRUST;
AMENDMENT; MERGERS, ETC.

          Section 9.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article IX.

          Section 9.2. Termination of Trust. (a) The Trust may be terminated at any time (i) by a Majority Shareholder Vote of the holders of its ~~Shareholders~~Shares, or (ii) by the Trustees by written notice to the Shareholders. Any series of the Trust, or any class of any series, may be terminated at any time (i) by a Majority Shareholder Vote of the ~~Shareholders~~holders of Shares of that series or class, or (ii) by the Trustees by written notice to the Shareholders of that series or class. Upon the termination of the Trust or any series of the Trust:

          (i)          The Trust or series of the Trust shall carry on no business except for the purpose of winding up its affairs;

          (ii)          The Trustees shall proceed to wind up the affairs of the Trust or series of the Trust and all the powers of the Trustees under ~~this~~the Declaration shall continue until the affairs of the Trust or series of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or series of the Trust, collect ~~the~~its assets ~~of the Trust or series of the Trust~~, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property ~~of the Trust~~ or Trust Property of the series ~~of the Trust~~ to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay ~~the~~its liabilities ~~of the Trust or series of the Trust~~, and ~~to~~ do all other acts appropriate to liquidate ~~the~~its business ~~of the Trust or series of the Trust; provided, that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all of the Trust Property of the Trust or series of the Trust shall require Shareholder approval in accordance with Section 9.4 or 9.6 hereof, respectively~~; and

          (iii)          After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property ~~of the Trust~~ or Trust Property of the series ~~of the Trust~~, in cash or in kind or partly in cash and partly in kind, among the Shareholders of the Trust or the series ~~of the Trust~~ according to their respective rights.

The foregoing provisions shall also apply mutatis mutandis to the termination of any class.

          (b)          After termination of the Trust or series ~~of the Trust~~or class and distribution to the Shareholders of the Trust or series ~~of the Trust~~or class as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust or series ~~of the Trust~~or class, and the rights and interests of all Shareholders of the Trust or series ~~of the Trust~~or class shall thereupon cease.

          Section 9.3. Amendment Procedure. ~~All rights granted to Shareholders hereunder are granted subject to~~ (a ~~right to amend this Declaration, except~~) Except as specifically provided herein, the Trustees may, without any Shareholder vote, amend or otherwise ~~provided. (a) This~~supplement the Declaration ~~may be~~by making an amendment, a Declaration of Trust supplemental hereto or an amended ~~by a Majority Shareholder Vote of the Shareholders or by any instrument in writing, without a meeting, signed by a majority of the Trustees~~ and ~~consented to by the holders of not less than a majority of the Shares of the Trust. The Trustees may also amend this~~restated Declaration. Without ~~without~~limiting the foregoing power reserved to the Trustees, the Trustees may, without any Shareholder vote ~~or consent of Shareholders~~, amend the Declaration to designate or redesignate series ~~in accordance with Section 6.9 hereof~~or classes, to change the name or principal office of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary or advisable, to conform ~~this~~the Declaration to the requirements of applicable ~~federal laws or regulations or the requirements of the regulated investment company provisions of the Code or to (i) change the state or other jurisdiction designated herein as the state or other jurisdiction whose laws shall be the governing~~ law ~~hereof~~, ~~(ii)          effect such changes herein as~~including the ~~Trustees find to be necessary or appropriate (A) to permit~~1940 Act and the ~~filing of this Declaration under the laws of such state or other jurisdiction applicable to trusts or voluntary associations, (B) to permit the Trust to elect to be treated as a "regulated investment company" under the applicable provisions of the~~Internal Revenue Code ~~or (C) to permit the transfer~~ of ~~shares (or to permit the transfer of any other beneficial interests or shares in the Trust, however denominated), and (iii) in conjunction with any amendment contemplated by the foregoing clause (i) or the foregoing clause (ii) to make any and all such further changes or modifications to this Declaration~~1986, as ~~the Trustees find to be necessary or appropriate, any finding of the Trustees referred to in the foregoing clause (ii) or clause (iii) to be conclusively evidenced by the execution of any such amendment by a majority of the Trustees~~amended, but the Trustees shall not be liable for failing ~~so~~ to do so. Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted in Section 6.8; (ii) any amendment to this Section 9.3(a) or to Section 9.03(b); (iii) any amendment as may be required by law, or by the Trust's registration statement, to be approved by Shareholders; and (iv) any amendment submitted to them by the Trustees. Any amendment on which Shareholders have the right to vote shall require a Majority Shareholder Vote of the Shareholders of the Trust, or the written consent, without a meeting, of the holders of not less than a majority of the Shares of the Trust. Notwithstanding the foregoing, if the Trustees shall determine that any amendment required or permitted to be submitted to Shareholders would affect only the interest of Shareholders of particular series or classes of Shares, then only Shareholders of such series or classes, as applicable, shall be entitled to vote thereon, and no vote of Shareholders of any other series or classes shall be required.

~~(b)          No amendment which the Trustees have determined would affect the rights, privileges or interests of holders of a particular series of Shares, but not the rights, privileges or interests of holders of all series of Shares generally, and which would otherwise require a Majority Shareholder Vote under paragraph (a)          of this Section 9.3, may be made except with the vote or consent by a Majority Shareholder Vote of Shareholders of such series.~~

~~(c)          Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by shareholders to either invest all or a portion of the Trust Property, or sell all or a portion of the Trust Property and invest the proceeds of such sales, in another investment company that is registered under the 1940 Act.~~

~~(d)          Notwithstanding any other provision hereof, no amendment may be made under this Section 9.3 which would change any rights with respect to the Shares, or any series of Shares, by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the Majority Shareholder Vote of the Shares or that series of Shares.~~ (b)          Nothing contained in ~~this~~the Declaration shall permit the amendment of ~~this~~the Declaration to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders or former Shareholders. Notwithstanding anything else herein, any amendment to Section 5.3 shall not limit the rights to indemnification or insurance provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment.

          (~~e~~c)          A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders (if applicable) or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

          (~~f~~d)          Notwithstanding any other provision hereof, until such time as ~~a Registration Statement under the Securities Act~~Shares of ~~1933, as amended, covering the~~a particular series or class are first ~~public offering of Shares of~~issued the ~~Trust shall have become effective, this~~ Declaration may be terminated or amended in any respect as to that series or class, and as to any series or class in which Shares are not outstanding, by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

          Section 9.4. Merger, Consolidation and Sale of Assets. ~~The~~ Subject to applicable law and except as otherwise provided in Section 9.5 hereof, the Trust or any series or class thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular series or class of the Trust) including its good will, upon such terms and conditions and for such consideration when and as authorized (a) at any meeting of Shareholders called for such purpose by ~~the vote of the holders of two-thirds of the outstanding Shares~~a Majority Shareholder Vote of all series of the Trust voting as a single class if the entire Trust is merging, consolidating or disposing of assets, by a Majority Shareholder Vote of the ~~affected~~particular series ~~of~~if the ~~Trust, as the case may be, or by an instrument or instruments in writing without a meeting, consented to by the vote of the holders of two-thirds of the outstanding Shares of all~~entire series is merging, consolidating or disposing of ~~the Trust voting as~~assets, or by a ~~single~~Majority Shareholder Vote of a class~~, or of the affected series of the Trust, as the case may be; provided, however,~~ if only that ~~if such merger, consolidation, sale, lease or exchange~~class is ~~recommended~~merging, consolidating or disposing of assets, or (b) by the ~~Trustees, the vote or~~ written consent ~~by Majority Shareholder Vote shall be sufficient authorization; and any~~, without a meeting, of the holders of a majority of the outstanding Shares of all series of the Trust voting as a single class, or of the particular series or class as described above. Any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of ~~the~~The Commonwealth of Massachusetts. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. Nothing contained herein shall be construed as requiring approval of Shareholders for any sale of assets in the ordinary course of the business of the Trust, or for any transaction, whether deemed a merger, consolidation, reorganization or exchange of shares or otherwise, whereby the Trust issues shares of one or more series or classes in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.

          Section 9.5. Incorporation, Reorganization. ~~With the approval of the holders of a majority of the Shares outstanding and entitled to vote~~ The Trustees may, without the ~~Trustees may cause to be organized~~vote or ~~assist in organizing~~consent of Shareholders, sell, convey and transfer all or a portion of the Trust Property (or all or a portion of the Trust Property allocated or belonging to a particular series or class) to a corporation or corporations under the laws of any jurisdiction, or any other trust or series or class of a trust, unit investment trust, partnership, limited liability company, association or other organization ~~to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property to any such corporation, trust, partnership, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or~~so long as that recipient is ~~about to acquire shares or any other interest~~not then an operating entity. ~~Subject to Section 9.4 hereof, the~~ The Trustees may also, without the vote or consent of Shareholders, cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust (or series or class thereof), partnership, association or other organization if and to the extent permitted by law. ~~Nothing contained in this Section 9.5~~ The Trustees shall ~~be construed as requiring approval of~~provide written notice to affected Shareholders ~~for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion~~ of ~~the Trust Property~~each transaction pursuant to ~~such organization~~this Section 9.5. Such transactions may be effected through share-for-share exchanges, transfers or ~~entities~~sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

          ~~Section 9.6. Incorporation or Reorganization of Series. With the approval of a Majority Shareholder Vote of any series, the Trustees may sell, lease or exchange all of the Trust Property allocated or belonging to that series, or cause to be organized or assist in organizing a corporation or corporations under the laws of any other jurisdiction, or any other trust, unit investment trust, partnership, association or other organization, to take over all of the Trust Property allocated or belonging to that series and to sell, convey and transfer such Trust Property to any such corporation, trust, unit investment trust, partnership, association, or other organization in exchange for the shares or securities thereof or otherwise.~~

ARTICLE X

~~REPORTS TO SHAREHOLDERS AND SHAREHOLDER COMMUNICATIONS~~

~~The Trustees shall at least semi-annually submit to the Shareholders a written financial report of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.~~

~~ARTICLE XI~~

MISCELLANEOUS

          Section ~~11.1.~~ 10.1. Filing. ~~This~~ The Declaration and any subsequent amendment hereto shall be filed in the office of the Secretary of ~~the~~The Commonwealth of Massachusetts and in such other place or places as may be required under the laws of ~~the~~The Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate, provided that the failure to so file shall not invalidate this instrument or any properly authorized amendment hereto. Each amendment ~~shall be signed a majority of the Trustees or~~so filed shall be accompanied by a certificate ~~of~~signed and acknowledged by an ~~appropriate~~ officer ~~of the Trust~~or Trustee stating that such ~~amendment~~action was ~~properly approved. Unless~~duly taken in a manner provided herein, and unless such amendment or such certificate sets forth ~~a later date on which it shall take effect, any amendment shall take effect as~~some other time for the effectiveness of such amendment, such amendment shall be effective upon its ~~approval~~filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of The Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of ~~this~~the original Declaration and the various amendments thereto.

          Section ~~11.2.~~ 10.2. Governing Law. ~~This~~ The Declaration is executed by the Trustees and delivered in ~~the~~The Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth.

          Section 10.3. Principal Office. The principal office of the Trust is 4 Manhattanville Road, Purchase, New York 10057. The agent for service of process in The Commonwealth of Massachusetts is Corporation Service Company, 84 State Street, Boston, Massachusetts 02109. The Trustees, without a vote of Shareholders, may change the principal office or registered agent of the Trust.

          Section ~~11.3.~~ 10.4. Counterparts. ~~This~~ The Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

          Section ~~11.4.~~ 10.5. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, ~~is a~~appears to be an officer or Trustee hereunder, certifying to: (i) the number or identity of Trustees or Shareholders, (ii) the due authorization of the execution of any instrument or writing, (iii) the form of any vote passed at a meeting of Trustees or Shareholders, (iv) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of ~~this~~the Declaration, (v) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (vi) the existence of any fact or facts which in any manner relates to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

          Section ~~11.5.~~ 10.6. Provisions in Conflict with Law or Regulations.

          (a)           The provisions of ~~this~~the Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such ~~provision~~provisions is in conflict with the 1940 Act, the regulated investment company or other provisions of the Internal Revenue Code of 1986, as amended, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of ~~this~~the Declaration; provided however, that such determination shall not affect any of the remaining provisions of ~~this~~the Declaration or render invalid or improper any action taken or omitted prior to such determination.

          (b)          If any provision of ~~this~~the Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.

~~Section 11.6. Principal Office. The principal office of the Trust is 6 St. James Avenue, 9th Floor, Boston, Massachusetts, 02116 or such other address determined by the Trustees.~~

[Signature Lines~~.~~]

Appendix ~~I~~A

~~THE DIVERSIFIED INVESTORS FUNDS GROUP~~

~~Form of~~

~~Amended and Restated~~ Establishment and
Designation of Series of Shares of
Beneficial Interest ~~(par value $0.00001 per share)~~

~~Dated as of May 15, 2001~~

          ~~Pursuant to Section 6.9 of the Declaration~~The Trustees of the Trust, acting pursuant to the Trust's Declaration, have previously established and designated the series (each, a "Fund") of Shares of ~~Trust, dated as of April 23, 1993, as amended (as so amended, the "Declaration of Trust"), of The Diversified Investors Funds Group (the "Trust"), the undersigned, being not less than a majority of the Trustees of the Trust, do hereby amend and restate the existing Establishment and Designation of Series appended to the Declaration of Trust in order to establish and designate two additional series of Shares (as defined in the Declaration of Trust)~~Beneficial Interest listed below. ~~No changes to the special and relative rights of the existing series are intended by this amendment and restatement.~~

                ~~1.          (a)~~          The ~~existing series~~Funds are ~~as follows~~:

Diversified Investors Money Market Fund
Diversified Investors High Quality Bond Fund
Diversified Investors Intermediate Government Bond Fund
Diversified Investors Core Bond Fund
Diversified Investors High-Yield Bond Fund
Diversified Investors Balanced Fund
Diversified Investors Stock Index Fund
Diversified Investors Value & Income Fund
Diversified Investors Growth & Income Fund
Diversified Investors Equity Growth Fund
Diversified Investors Special Equity Fund
Diversified Investors Aggressive Equity Fund
Diversified Investors International Equity Fund
Diversified Investors Mid-Cap Value Fund
Diversified Investors Mid-Cap Growth Fund
Diversified Investors Small-Cap Value Fund
Diversified Investors Small-Cap Growth Fund
Stephens Intermediate Bond Fund
~~Stephens Select Equity Fund~~
Institutional Short Horizon Strategic Allocation Fund
Institutional Short/Intermediate Horizon Strategic Allocation Fund
Institutional Intermediate Horizon Strategic Allocation Fund
Institutional Intermediate/Long Horizon Strategic Allocation Fund
Institutional Long Horizon Strategic Allocation Fund

~~(b)          The additional series are hereby designated as follows:~~

~~Diversified Investors Mid-Cap Value Fund~~
~~Diversified Investors Mid-Cap Growth Fund~~

          2.          Each ~~series~~Fund shall be authorized to hold cash, invest in securities, instruments and other property and use investment techniques as from time to time described in the Trust's then currently effective registration statement under the Securities Act of ~~1933,~~1933 to the extent pertaining to the offering of Shares of ~~that~~the ~~series~~Fund. Each Share of each ~~series~~Fund shall be redeemable as provided in the Declaration. Subject to differences among classes, each Share of each Fund shall be entitled to ~~one~~ vote ~~(or fraction thereof in respect of a fractional share)~~ on matters on which ~~shares~~Shares of ~~that~~the ~~series~~Fund shall be entitled to vote as provided in Section 6.8 of the Trust's Declaration, shall represent a pro rata beneficial interest in the assets allocated or belonging to ~~such~~the ~~series~~Fund, and shall be entitled to receive its pro rata share of the net assets of ~~such~~the ~~series~~Fund upon liquidation of ~~such~~the ~~series~~Fund, all as provided in Section 6.9 of the Declaration ~~of Trust~~. The proceeds of sales of Shares of ~~the~~each ~~series~~Fund, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to ~~that~~the ~~series~~Fund, unless otherwise required by law.

          3.          Shareholders ~~in~~of each ~~series~~Fund shall vote separately as a class on any matter to the extent required by, and any matter shall have been deemed effectively acted upon with respect to ~~such~~the ~~series~~Fund as provided in, Rule 18f-2, as from time to time in effect, under the ~~Investment Company~~1940 Act ~~of 1940, as amended,~~ or any successor rule, and the Declaration ~~of Trust~~.

          4.          The assets and liabilities of the Trust shall be allocated ~~to~~among each Fund and any series of the Trust designated in the future as set forth in Section 6.9 of the Declaration ~~of Trust~~.

          5.          Subject to the provisions of Section 6.9 and Article IX of the Declaration ~~of Trust~~, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of ~~any series now or hereafter created~~each Fund, or ~~to~~ otherwise to change the special and relative rights of ~~any~~each ~~series~~Fund.

  Any Fund may be terminated by the Trustees at any time by written notice to the Shareholders of the Fund.

~~[Signature lines.]~~

Appendix B

~~THE DIVERSIFIED INVESTORS FUNDS GROUP~~
~~Amended and Restated~~
~~Establishment and Designation of Classes~~

~~Dated as of _________________ ___, ______~~

Establishment and
Designation of Classes

          Pursuant to ~~that certain Establishment and Designation~~Section 6.10 of ~~Classes dated May 13, 1997 (~~the ~~"Prior Designation")~~Declaration, the ~~Shares of the following series (the "Series") of The Diversified Investors Funds Group, a Massachusetts business trust (the "Trust"),~~Trustees have ~~been~~ divided ~~into~~ the ~~three~~Shares of each series of the Trust listed below to create the classes of Shares ~~named in the Prior Designation: Diversified Investors Balanced Fund~~, within the meaning of Section 6.10, listed below.

          1.          The classes of Shares of each series listed below are designated as the "Diversified Class Shares" and the "Stephens Institutional Class Shares":

Diversified Investors Money Market Fund~~,~~
Diversified Investors ~~Stock Index Fund, Diversified Investors Growth & Income Fund, Diversified Investors Equity Growth Fund, Diversified Investors Special Equity Fund, Diversified Investors High Quality Bond Fund, Diversified Investors Core Bond Fund, Diversified Investors Intermediate Government Bond Fund, Diversified Investors~~ High-Yield Bond Fund~~,~~
Diversified Investors Value & Income Fund
Diversified Investors Equity Growth Fund
Diversified Investors Special Equity Fund
Diversified Investors International Equity Fund~~, Diversified Investors Value & Income Fund, Diversified Investors Aggressive Equity Fund and~~
Stephens Intermediate Bond Fund~~.~~

          ~~The undersigned, being a majority of the Trustees of the Trust, acting pursuant to the Trust's Declaration of Trust dated April 23, 1993, as amended (as so amended, the "Declaration"), Section 10 of the Prior Designation and that certain Multiple Class Plan of the Trust dated as of May 13, 1997, do hereby amend and restate the Prior Designation as follows, for the sole purpose of terminating the "Stephens Premium Class" of Shares for each Series:~~

          The ~~"Stephens Premium Class" of~~ Shares ~~is hereby terminated~~of each other series of the Trust, whether now existing or established in the future, shall be designated as the "Diversified Class Shares".

2.          ~~The remaining classes of Shares are as follows: "Diversified Class Shares" and "Stephens Institutional Class Shares."~~ Shares of each ~~Series that are outstanding on the date hereof that formerly were designated Stephens Premium Class shares are now designated Stephens Institutional Class Shares of the same Series; no other Shares are affected by the termination hereunder of the "Stephens Premium Class" of Shares.3.          Diversified Class Shares and Stephens Institutional Class Shares (each a "~~class~~" and together, the "Classes") shall be~~ are entitled to all the rights and preferences accorded to Shares under the Declaration.

~~4.          The number of~~          3.          For Shares of each ~~Class designated hereby shall be unlimited.5.          The~~class, the purchase price, the method of determination of the net asset value, the price, the terms and manner of redemption, any conversion ~~or exchange~~ feature ~~or privilege~~, ~~and~~ the relative dividend rights of ~~the~~ holders thereof, and any other rights, privileges, features or qualifications, shall be as determined from time to time by the Trustees of the Trust in accordance with the Declaration, as set forth in the current prospectus and statement of additional information of the Trust or any series thereof relating to the class, as amended from time to time, contained in the Trust's registration statement under the Securities Act of 1933, as amended.

          4.          A class of Shares of any series of the Trust may be terminated by the Trustees at any time by written notice to the Shareholders of the class.

          5.          The designation of each ~~Class~~class of Shares of the Fund hereby shall ~~be established by~~not impair the power of the Trustees ~~of the Trust in accordance with the Declaration and shall be set forth in the current prospectus and statement of additional information of the applicable Class or Series, as amended~~ from time to time~~, contained in the Trust's registration statement under the Securities Act~~ to designate additional classes of ~~1933, as amended~~Shares of the Fund.

~~6.          Each of the Diversified Class Shares and Stephens Institutional Class Shares shall bear the expenses of payments under any distribution, service, and shareholder servicing agreements entered into by or on behalf of the Series with respect to that Class, and any other expenses that are properly allocated to such Class in accordance with the Investment Company Act of 1940, as amended, or any rule or order issued thereunder and applicable to the Trust or the Series (the "1940 Act").~~

~~7.          As to any matter on which shareholders are entitled to vote, Shares of each Class of each of the Series shall vote together as a single class; provided however, that notwithstanding the provisions of Section 6.9 of the Declaration to the contrary, (a) as to any matter with respect to which a separate vote of any Class is required by the 1940 Act or is required by a separate agreement applicable to such Class, such requirements as to a separate vote by the Class shall apply, (b) except as required by (a) above, to the extent that a matter affects more than one Class and the interests of the Classes in the matter are not materially different, then the Shares of those Classes whose interests in the matter are not materially different shall vote together as a single Class, but to the extent that a matter affects more than one Class and the interests of a Class in the matter are materially different from that of each other Class, then the Shares of such Class shall vote as a separate class; and (c) except as required by (a) above or as otherwise required by the 1940 Act, as to any matter which does not affect the interests of a particular Class, only the holders of Shares of the affected Class shall be entitled to vote.~~

~~8.          The designation of Diversified Class Shares and Stephens Institutional Class Shares hereby shall not impair the power of the Trustees from time to time to designate additional classes of Shares of the Series.~~

~~9.~~ 6.          Subject to the applicable provisions of the 1940 Act and the Declaration, the Trustees may from time to time modify the preferences, voting powers, rights and privileges of any of the ~~Classes~~classes designated hereby without any action or consent of the Shareholders.

~~10.          At any time that there are no Shares outstanding of a particular Class of any of the Series previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that Class.~~

~~[Signature lines.]~~

PROXY CARD	PROXY CARD

THE DIVERSIFIED FAMILY OF FUNDS

A Proxy for a Special Meeting
of Shareholders to be held May 7, 2002

          The undersigned, revoking all Proxies heretofore given, hereby appoints each of Peter Kunkel, Robert F. Colby and Gerald L. Katz, or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all shares in each of the Funds which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577 on May 7, 2002, at 9:00 a.m. (New York time) and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUNDS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

  To elect a Board of Trustees.

Nominees:
(01)Neal M. Jewell (05)Mark Mullin	(02)Robert Lester Lindsay (06)Joyce Galpern Norden	(03)Peter Kunkel (07)Patricia L. Sawyer	(04)Eugene M. Mannella

FOR ALL AGAINST ALL FOR ALL EXCEPT
If you do not wish your shares voted "FOR" a particular nominee, write the nominee's number on the "FOR ALL EXCEPT" line provided above. Your shares will be voted for the remaining nominee(s).
2.	To vote on an Amended and Restated Declaration of Trust.
FOR AGAINST ABSTAIN
3.

Only Shareholders of the Money Market Fund, Intermediate Government Bond Fund, Aggressive Equity Fund and International Equity Fund vote on this Item 3. To authorize the Board of Trustees to select investment subadvisers and enter into investment subadvisory agreements without obtaining shareholder approval.

FOR AGAINST ABSTAIN

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________

___________________________________
Signature

___________________________________
Signature of joint owner, if any

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.